SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) - March 30, 2001


                        TRADE WIND COMMUNICATIONS LIMITED
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Bermuda                      0-10621                    82-0485978
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)


Level 27 Grosvenor Place, 225 George Street, Sydney, Australia        NSW 2000
--------------------------------------------------------------------------------
     (Address of principal executive offices)                        (zip code)


    Registrant's telephone number, including area code - (011) 61 2 9250 8888
                                                         --------------------

                             FLEXEMESSAGING.COM, INC
                             -----------------------
          (Former Name or Former Address, if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

     (a) Pursuant to a Plan of Exchange between Flexemessaging.com, Inc. (the "Company"), an Idaho corporation and Trade Wind Communications Limited ("TWC"), a Bermudan corporation, whereby TWC exchanged 1.754880714 of its capital stock for each share of the Company's common stock outstanding as of October 5, 2000. Prior to the exchange offer, TWC held 86.3% of the Company; thus, the exchange offer does not constitute a change in control of the Company, as TWC had control through its prior ownership. The Plan of Exchange together with the Arrangement Agreement were deemed effective as of May 25, 2001 upon the final order of the Supreme Court of Bermuda being rendered. The Company thereafter filed with the Plan of Exchange with the Secretary of State in Idaho, effective as of June 19, 2001. See Item 5. "Other events" in this report.

     Upon the Plan of Exchange being deemed effective, TWC became the successor issuer to the Company for reporting purposes under the Securities Exchange Act of 1934 (as amended) pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission. Upon completion of the exchange offer, the Company became a wholly-owned subsidiary of TWC, subject to merger into a newly formed Bermudan subsidiary of TWC to reorganize the operations offshore.

     A copy of the Plan of Exchange is filed as an exhibit to this Form 8-K and is incorporated into this report. (See Exhibit 2.1)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     (a) Effective as of May 25, 2001, TWC acquired the remaining 13.7% of the Company's outstanding common stock.

     The Board of Directors of the Company reviewed various alternatives of reorganizing the Company offshore to reduce its cost of operations by simplifying its structure and to better position the Company to seek financing in Australia and Canada, especially as the Company's operations are predominately centered in Australia. The Company consulted with US and Bermudan legal counsel regarding the transaction, and in August the companies began negotiating the terms of the exchange. The Company's Board, upon determining the offer would be in the best interest of the Company and its shareholders, unanimously approved the exchange offer and agreed in principal with the terms of the Plan of Exchange on September 1, 2000. The shareholders of each entity and the Supreme Court of Bermuda have now approved the exchange offer in accordance with the laws of both the State of Idaho and Bermuda. See Item 5. "Other Events" in this report.

     In evaluating the decision of whether to approve the exchange, the Board requested that Horwath Investment Services Pty Ltd. review the exchange proposal and provide the Board with an opinion on the fairness of the exchange consideration and that the transaction is fair and reasonable to all shareholders of the Company and TWC. After reviewing the transaction material and information provided by TWC and the Company, Horwath Investment Services Pty

Ltd. gave the Board an opinion, which supported the Board's recommendation that the exchange is fair and reasonable to the shareholders of TWC and the Company.

     For further disclosure and a description of the exchange, please refer to the Definitive Proxy Statement filed with the Securities and Exchange Commission on March 9, 2001.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

     Not Applicable

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

     The successor issuer registrant utilizes the same certifying public accounting firm, BDO International Chartered Accountants.

ITEM 5. OTHER ITEMS

     (a) As described in the Definitive Proxy Statement filed on March 9, 2001, the Board of Directors of Flexemessaging.com, Inc. (the "Company") reviewed various alternatives of reorganizing the Company offshore in order to reduce its operating costs and simplify its structure. The Board of Directors determined that the exchange offer made by its majority owner, Trade Wind Communications Limited, a Bermuda corporation ("TWC") would be in the best interest of the Company and its shareholders. Prior to the exchange, TWC held 86.3% of the Company's outstanding common stock. The board of directors and shareholders of each of the Company and TWC approved the exchange offer at separately held meetings. See Item 2. "Acquisition or Disposition of Assets" in this report.

     To summarize, pursuant to the terms of the exchange offer, TWC would exchange 1.754880714 of its shares of common stock for each outstanding share of the Company's common stock as of the record date of October 5, 2000. Upon exchange of the shares, the shareholders of the Company would then hold shares of TWC, a Bermudan holding company that is also listed in Canada on the Venture Exchange under the symbol of TWC.V. As the parent holding company, TWC would then own 100% of the Company and its operating subsidiaries. Thereafter, TWC would merge the Company into another newly formed wholly owned Bermuda subsidiary to facilitate the cost saving move offshore. In order to finalize this exchange offer, the Supreme Court of Bermuda must grant final approval of the exchange offer under Section 99 of the Bermuda Companies Act and such final order as granted must be filed with the Registrar of Companies in Bermuda. Thereafter, the Company would file the Plan of Exchange, together with Articles of Exchange with the Secretary of State in Idaho to otherwise give effect the exchange.

     On May 25, 2001, the Supreme Court of Bermuda issued its final approval of the exchange offer between the Company and TWC whereby the Company has become a wholly owned subsidiary of TWC with TWC being the successor issuer to the Company pursuant to Rule 12g-3(a) and (f) of the General Rules and Regulations of the Securities and Exchange Commission.

     The exchange of shares is exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 3(a)(10) as the Supreme Court of Bermuda, in accordance with Section 99 of the Bermudan Companies Act and after hearings were held and shareholder votes taken, has rendered a final order approving the exchange. Under Section 99 of the Bermudan Companies Act, the Court must satisfy itself that the terms and conditions of the exchange are fair and that the transaction contemplated is fair to the members and/or shareholders prior to granting its approval.

     TWC and the Company have sent letters of transmittal to all the Company's shareholders with instructions for converting or exchanging the Company's shares of common stock for 1.7547880714 shares of TWC's common stock.

     As stated, TWC intends to merge the Company into a newly formed Bermudan subsidiary of TWC, Flexe Acquisition Ltd. Flexe Acquisition Ltd, upon merger, will be the surviving company and succeed to all the business, properties, assets and liabilities of the Company. As a result of the present exchange, there has been little or no change to the management of the Company as outlined in its Definitive Proxy Statement filed on March 9, 2001 and distributed to its shareholders. The Company, upon merger with and into Flexe Acquisition Ltd., shall be dissolved in Idaho. Upon completion of the exchange of shares through the transmittal process and the merger of the Company with and into Flexe Acquisition Ltd., TWC shall change its name to Flexemessaging. TWC had considered changing its name prior to the completion of this process, but has determined that for administrative purposes such action should be concluded once the exchange of shares is complete.

     TWC, as successor issuer to the Company, elects to continue to report under the Securities Exchange Act of 1934 as a foreign private issuer. TWC or the newly formed subsidiary, Flexe Acquisition Ltd, shall maintain its listing in the pink sheets and continue efforts to list either TWC or its subsidiary on the Over the Counter Bulletin Board.

     (b) Trade Wind Communications Limited was founded in Bermuda in 1987. (See Exhibit 3.1 and 3.2)

ITEM 6. RESIGNATION OF DIRECTORS AND EXECUTIVE OFFICERS.

     Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements

     Trade Wind Communications Limited

     For the fiscal years ended June 30, 1999 and 1998:

     Report of Independent Auditors.......................................F-3
     Consolidated Balance Sheet...........................................F-5
     Consolidated Statement of Income and Accumulated Deficit.............F-6
     Consolidated Statement of Changes in Cash Flow.......................F-7
     Notes on the Consolidated Financial Statements.......................F-8

     For the fiscal years ended June 30, 2000 and 1999:
     Report of Independent Auditors......................................F-24
     Consolidated Balance Sheet..........................................F-26
     Consolidated Statement of Income and Accumulated Deficit............F-27
     Consolidated Statement of Changes in Cash Flow......................F-28
     Notes on the Consolidated Financial Statements......................F-29

     For the period ended March 31, 2001 and 2000:

     Unaudited Consolidated Balance Sheet as of March 31, 2001...........F-45
     Unaudited Consolidated Statement of Income and Accumulated
     Deficit for the nine month periods ended March 31, 2001 and 2000....F-46
     Unaudited Consolidated Statement of Changes in Cash Flow for the
     nine months ended March 31, 2001 and 2000...........................F-48
     Notes on the Unaudited Consolidated Financial Statements............F-49

(b)  Pro Forma Financial Statements

     Pro Forma Consolidated Financial Statements and Notes as of
     June 30, 2000.........................................................51
     Pro Forma Consolidated  Financial Statements and Notes for the nine months ended March 31, 2001...........................................56

(c)  Exhibits

     2.1  Plan of Exchange

     3.1  Memorandum of Association

     3.2  Bye-laws of Trade Wind Communications Limited

     3.3  Order of the Supreme Court of Bermuda regarding Scheme of Arrangement

     99.1 Press Release issued by Trade Wind Communications regarding the approval by the Supreme Court of Bermuda issued on May 31, 2001

ITEM 8. CHANGES IN FISCAL YEAR.

     The successor issuer registrant's, TWC, fiscal year end is the same as the Company, June 30.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TRADE WIND COMMUNICATIONS LIMITED
                                        ---------------------------------
                                                  (Registrant)


Dated:  August 28, 2001                 By: /s/ Nicholas R. Bird
                                           ------------------------------------
                                                Nicholas R. Bird
                                                President

                             FINANCIAL STATEMENTS OF
                        TRADE WIND COMMUNICATIONS LIMITED

                        TRADE WIND COMMUNICATIONS LIMITED
                        ---------------------------------




                       REPORT FOR YEAR ENDED JUNE 30, 1999

BDO            BDO INTERNATIONAL       Level 23, Market Street, Sydney NSW2000
---            Chartered Accountants   GPO Box 2551 Sydney NSW 2001
               & Consultants           DX 1222 Sydney
                                       Tel: +61 2 9286 5555 Fax: +61 2 9286 5599


TO THE SHAREHOLDERS
TRADE WIND COMMUNICATIONS LIMITED


--------------------------------------------------------------------------------
                                                                AUDITORS' REPORT
--------------------------------------------------------------------------------

We have audited the accompanying consolidated balance sheet of Trade Wind Communications Limited as at 30 June 1999 and the statements of income and accumulated deficit and cash flows for the years ended 30 June 1999 and 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance generally accepted auditing standards in the United States. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Trade Wind Communications Limited as at 30 June 1999 and the consolidated results of their operations and their cash flows for the years ended 30 June 1999 and 1998 in conformity with generally accepted accounting principles in Canada.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1c to the financial statements, the Company has suffered recurring losses from operations and has a net working capital deficiency that raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

As the financial statements have been prepared in accordance with generally accepted accounting principles in Canada (Canadian GAAP) an additional Note to the financial statements has been included (Note 21) that reconciles differences between Canadian GAAP and those of the United States (US GAAP) and with the requirements of the Securities and Exchange Commission.

                                        /s/ BDO International
                                        -----------------------------
Sydney, Australia                       BDO INTERNATIONAL
27 October 1999, except                 CHARTERED ACCOUNTANTS
for Note 21 for which
the data is January 16, 2001.           Liability is limited by the Accountants'
                                                      Scheme pursuant to the NSW
                                                 Professional Standards Act 1994

     The Company has two divisions: Voice and Data Systems is a specialist supplier and integrator of voice communication systems and decision support applications for dealing rooms, emergency services and other organizations with mission-critical needs. Flexemessaging Global Services operates an enhanced fax broadcast service over a global network. Flexemessaging specializes in quality fax broadcasts generated from customers' desktops for delivery to any destination in the world.

SCHEDULE A     FINANCIAL INFORMATION
----------     ---------------------

Audited financial statements follow

TRADE WIND COMMUNICATIONS LIMITED
Consolidated Balance Sheets
(Expressed in Australian Dollars)
                                         NOTE   30 JUNE       30 JUNE
                                                  1999          1998
------------------------------------------------------------------------
ASSETS                                             $             $

CURRENT
      Cash                                 3     325,758     1,105,162
      Receivables                          4   2,786,962     3,441,927
      Inventory                            5   1,162,459     1,350,219
                                              -----------   -----------
                                               4,275,179     5,897,308
                                              -----------   -----------

CAPITAL ASSETS                             6   1,539,835     1,771,811
GOODWILL                                   7      14,518        31,845
OTHER                                      8      31,394         6,661
                                              -----------   -----------
                                               1,585,747     1,810,317
                                              -----------   -----------
                                               5,860,926     7,707,625

------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT
      Accounts payable                     9   3,586,667     5,351,290
      Deferred Revenue                    10     678,412     1,006,202
      Current portion of lease
        obligations                       11      47,802        28,258
      Income taxes payable                           169           190
                                              -----------   -----------
                                               4,313,050     6,385,940
                                              -----------   -----------

NON CURRENT
   Loan payable                           12     530,213          --
      Non current portion of lease
      obligations                         11      33,171         3,767
      Employee entitlements payable              200,840       178,569
                                              -----------   -----------
                                                 764,224       182,336
                                              -----------   -----------

TOTAL LIABILITIES                              5,077,274     6,568,276
                                               -----------   -----------

      Non-controlling Interest                    93,431          --

SHAREHOLDERS' EQUITY
      Share Capital                       13   1,081,840     1,057,766
      Reserves                            14   4,155,703     3,254,309
      Accumulated deficit                     (4,547,322)   (3,172,726)
                                              -----------   -----------
                                                 690,221     1,139,349
                                              -----------   -----------

                                               5,860,926     7,707,625

------------------------------------------------------------------------

The accompanying summary of significant accounting policies and notes form an integral part of these financial statements.

Approved on behalf of the Board


/s/ N R Bird                                      /s/ A C Walton
--------------------------                        ---------------------------
     N R BIRD                                          A C WALTON

Consolidated Statements of Income and Accumulated Deficit
(Expressed in Australian Dollars)
                                          NOTE   30 JUNE       30 JUNE
                                                   1999         1998
------------------------------------------------------------------------
                                                    $             $

SALES                                          14,162,525    16,547,536
LESS:
COST OF GOODS SOLD
      Opening inventory                         1,350,219     1,232,564
      Purchases                                 6,286,140     8,885,370
                                               -----------   ----------
                                                7,636,359    10,117,934
      Closing inventory                        (1,162,459)   (1,350,219)
                                               -----------   ----------
                                                6,437,900     8,767,715

      Network costs                               997,001       943,531
                                               -----------   ----------
                                                7,470,901     9,711,246

GROSS PROFIT                                    6,691,624     6,836,290

EXPENSES                                        9,304,643     8,004,884
                                               -----------   ----------
LOSS FROM OPERATIONS                       15  (2,613,019)   (1,168,594)

Other income/(expense)
   Gain on sale of interest in subsidiary   2   1,111,428         --
      Interest paid
            - leases                                             (2,162)
            - loans - short term                  (97,338)      (44,684)
      Interest received                            23,326        14,079
                                               -----------   ----------

LOSS FOR THE YEAR BEFORE TAX                   (1,575,603)   (1,201,361)

Income tax expense                         16       --            --
                                               -----------   ----------

NET LOSS AFTER TAX BEFORE NON
CONTROLLING INTERESTS                          (1,575,603)   (1,201,361)

Non controlling interests in net loss             201,007         --
                                               -----------   ----------

NET LOSS                                       (1,374,596)   (1,201,361)


Accumulated deficit at  beginning of the
year                                           (3,172,726)   (1,971,365)

                                               -----------   ----------
ACCUMULATED DEFICIT AT THE END OF THE YEAR     (4,547,322)   (3,172,726)
                                               -----------   ----------

------------------------------------------------------------------------
The accompanying summary of significant accounting policies and notes form an integral part of these financial statements.

Consolidated Statements of Changes in Cash Flow
(Expressed in Australian Dollars)
                                                30 JUNE        30 JUNE
                                                  1999           1998
-------------------------------------------------------------------------
                                                   $              $
CASH (USED) BY:

OPERATING ACTIVITIES
Operations
      Net loss for the year                    (1,374,596)   (1,201,361)
      Items not involving cash:
            Amortisation                          774,887       673,282
     Non controlling interests in net loss       (201,007)
     Gain on sale of interest in subsidiary    (1,111,428)
                                               -----------  -----------
                                               (1,912,144)     (528,079)

      Increase/(decrease) from changes in:
            Accounts receivable                   654,965      (721,697)
            Inventory                             187,760      (117,655)
            Accounts payable and deferred
               revenue                         (2,092,413)    1,823,954
      Employee entitlement payable                 22,271       (44,149)
            Income taxes                              (21)          (39)
                                               -----------  -----------
                                               (1,227,438)      940,414

INVESTING ACTIVITIES
      Investments in:
            - Capital assets                     (550,317)     (676,716)
                                               -----------  -----------
                                                 (550,317)     (676,716)
FINANCING ACTIVITIES
      Loan raised                                 530,213          --
      Loans repaid                                  --         (430,000)
      Lease liabilities raised                     48,948      (103,427)
      Proceeds on issue of convertible debt     1,233,003          --
      Proceeds on issue of shares                             1,503,949
      Proceeds on sale of shares of subsidiary  1,098,331
                                               -----------  -----------
                                                2,910,495       970,522

INCREASE IN CASH                                 (779,404)      706,141
Cash at beginning of year                       1,105,162       399,021
                                               -----------  -----------
CASH AT END OF YEAR                               325,758     1,105,162
                                               -----------  -----------

-------------------------------------------------------------------------
The accompanying summary of significant accounting policies and notes form an integral part of these financial statements.

Notes to the Financial Statements
--------------------------------------------------------------------------------


NOTE 1:   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.   ORGANISATION

     Trade Wind Communications Limited ("the Company") was incorporated in Bermuda on 30 October 1996. The Company was an inactive holding company prior to the completion of the acquisition of Trade Wind Group Pty Ltd (the Group), as described in Note 2. The Company's principal activity comprises the manufacture and sale of telecommunication equipment and the provision of communication services.

     Trade Wind Group was incorporated in Australia on 6 September 1988. Its principal activity comprises the manufacture and sale of telecommunication equipment and the provision of communication services. The majority of sales to date have concentrated in Australia and South East Asia, however with the expansion of communication services to Europe and North America, the Group is developing a global profile.

     These financial statements are stated in Australian dollars and have been prepared in accordance with generally accepted accounting principles in Canada.

     These financial statements present comparative figures for the Group for the years ended 30 June 1999 and 30 June 1998.

b.   PRINCIPLES OF CONSOLIDATION

     The consolidated accounts comprise the accounts of Trade Wind Communications Limited and all of its controlled entities. A controlled entity is any entity controlled by Trade Wind Communications Limited. Control exists where Trade Wind Communications Limited , and previously, Trade Wind Group Pty Ltd has the capacity to dominate the decision making in relation to the financial and operating policies of another entity so that the other entity operates with Trade Wind Communications Limited to achieve the objectives of Trade Wind Group Communications Limited.

c.   GOING CONCERN

     The accompanying financial statements have been prepared on a going concern basis, which contemplates the realisation of assets and the satisfaction of liabilities and commitments in the normal course of business.

     The company has incurred cumulative losses to date of $4,547,322, which includes a net loss for the current period of $1,374,596. The continuation of the company is dependent upon the continuing availability of operating and long-term financing and achieving a profitable level of operations.

d.   GOODWILL

     Goodwill is recorded initially at the amount by which the purchase price for a business or for ownership interest in a controlled entity exceeds the fair value attributed to its net tangible assets at date of acquisition. Goodwill is

Notes to the Financial Statements
--------------------------------------------------------------------------------


amortised on a straight-line basis over a period of 10 years. The balances are reviewed annually and any balance representing future benefits, the realisation of which is considered to be no longer probable, is written off.

e.   INVENTORIES

     Inventories are measured at the lower of cost and net realisable value. Costs are assigned on a first-in first-out basis and include direct materials, direct labour and an appropriate proportion of variable and fixed overhead expenses.

f.   INCOME TAX

     Income tax expense is recorded using the deferral method for accounting for income taxes. Deferred taxes arise as a result of income and expenses being recorded in different periods for accounting and tax purposes.

g.   CAPITAL ASSETS

     Capital assets are recorded at cost. Amortisation is provided on owned plant and equipment at rates between 4% and 36% using either the straight line or diminishing balance method. Leased assets are amortised over the term of the lease. Trademarks and customer lists are amortised on a straight-line basis over 5 years.

h.   RESEARCH AND DEVELOPMENT

     Research and Development expenditures are expensed as incurred unless recoverability of these costs is assured beyond reasonable doubt, in which case development expenditure is deferred and amortised on a straight line basis over the period in which the related benefits are expected to be realised. No development costs have been deferred in these accounts.

i.   EMPLOYEE BENEFITS

     Provision is made in respect of the Group's liability for annual leave and long service leave at the balance sheet date. Long service leave is accrued in respect of all employees.

     Contributions are made by the group to an employee superannuation fund and are charged as expenses when incurred. The economic entity has no other legal obligation to provide benefits to employees on retirement.

j.   REVENUE RECOGNITION

     Sales revenue on contracts is recognised on a percentage of completion basis but finalisation, at which point all associated costs are billed, is subject to acceptance of the operational capability and confirmation of installation by the customer. Until such time, accumulated costs (after progress billings) are held in Work in progress (refer Note 5).

Notes to the Financial Statements
--------------------------------------------------------------------------------


k.   FOREIGN CURRENCY TRANSACTIONS AND BALANCES

     Foreign currency transactions during the period are converted to Australian currency at the rates of exchange applicable at the dates of transactions. Amounts receivable and payable in foreign currencies at balance date are converted at the rates of exchange ruling at that date.

     The gains and losses from conversion of short-term assets and liabilities, whether realised or unrealised, are included in operating profit before income tax as they arise.

            The Australian and Canadian dollar exchange rates at the balance sheet date and the average exchange rates for each period under review were as follows ($1 Australian =):

               30 June 1999...............                  0.965
               1 July 1998 - 30 June 1999.       0.921
               30 June 1998...............                  0.876
               1 July 1997 - 30 June 1998.       0.950

l.   FINANCIAL INSTRUMENTS

     The Company's and the Group's financial instruments consist of cash, receivables, accounts payable, other loans, lease obligations and employee entitlements payable. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair values of these financial instruments approximate their carrying values, unless otherwise noted.

m.   USE OF ESTIMATES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from these estimates. The assets which required management to make significant estimates and assumptions in determining carrying values include plant and equipment and all other non-current assets.

n.   UNCERTAINTY DUE TO THE YEAR 2000 ISSUE

     The Year 2000 Issue arises because many computerised systems use two digits rather than four to identify a year. Date-sensitive systems may recognise the year 2000 as 1900 or some other date, resulting in errors when information-using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. The effects of the Year 2000 Issue may be experienced before, on, or after January 1, 2000, and, if not addressed, the impact on operations and financial reporting may range from minor errors to significant systems failure which could affect an entity's ability to conduct normal business operations. It is not possible to be certain that all aspects of the Year 2000 Issue affecting the entity, including those related to the efforts of customers, suppliers, or other third parties, will be fully resolved.

Notes to the Financial Statements
--------------------------------------------------------------------------------


NOTE 2:   ACQUISITION OF GROUP

(a) On 18 December 1996, Trade Wind Communications Limited entered into an agreement with the shareholders of Trade Wind Group Pty Ltd whereby it acquired all of the outstanding shares of the Group in exchange for 7,488,800 ordinary shares of the Company, the transaction has been accounted for as a Reverse Takeover. The Group is in the same business as the Company. The financial position of Trade Wind Communications Limited as at 18 December 1996 is summarised as follows:

      (Expressed in Australian Dollars)

                                                  30 JUNE         30 JUNE
                                                    1999            1998
       ---------------------------------------------------------------------
                                                     $               $
             Tangible Assets                                      315,000
             Liabilities                                             --
                                                                  315,000

(b) On June 16, 1998, Trade Wind Communications Limited entered into an agreement with Atlantic International Capital Holdings Ltd. ("AICH") to present Trade Wind Communications Limited with a US public shell company or target for the possibility of merger allowing Trade Wind Communications the opportunity to enter the US market and have an avenue to US capital funds. On February 5, 1999, Trade Wind Communications Limited entered into a business combination agreement with Flexemessaging.com, Inc. and AICH to allow Trade Wind Communications to sell all of its business assets consisting of the stock of Trade Wind Group Pty Ltd to in exchange for 8.8 million shares of its common stock and to have AICH raise capital and of US$3,660,000 through private placements of Flexemmesaging.com, Inc. common stock. This transaction was completed on or about 26 March 1999, and has been accounted for as a reverse take-over.

     Flexemessaging.com, Inc is incorporated under the laws of Idaho. Its shares were traded on the Over the Counter Bulletin Board market until April 2000 and are now traded in the pink sheets. These shares are not registered with the US Securities and Exchange Commission or the securities commission of any state.

     In summary, Flexemessaging.com, Inc. acquired the operating assets of TWC in exchange for 8,800,000 shares of Flexemessaging.com, Inc's common stock. The financial position of Siler Ventures Inc. as at 26 March 1999 is summarised as follows:

(Expressed in Australian Dollars)
                                                  30 JUNE         30 JUNE
                                                    1999            1998
       ---------------------------------------------------------------------
                                                     $               $
             Tangible Assets                         --
             Liabilities                             --
                                                     --

Notes to the Financial Statements
--------------------------------------------------------------------------------


ISSUE AND SALE OF SHARES TO MINORITY INTERESTS

     During the year a profit of $1,111,428 was derived from the sale of 1,600,000 shares in Flexemessaging.com, Inc.

NOTE 3:   CASH

                                                  30 JUNE         30 JUNE
                                                    1999            1998
       ---------------------------------------------------------------------
                                                     $               $
       Cash at bank and on deposit                 314,151       1,098,893
       Cash on hand                                 11,607           6,269
                                                -----------     -----------
                                                   325,758       1,105,162
                                                -----------     -----------

NOTE 4:   RECEIVABLES

                                                  30 JUNE         30 JUNE
                                                    1999            1998
       ---------------------------------------------------------------------
                                                     $               $
       Trade debtors                             2,412,386       2,993,745
       Other debtors                               374,576         448,182
                                                -----------     -----------
                                                 2,786,962       3,441,927
                                                -----------     -----------

       In September 1997, the company arranged a working capital-based facility with Scottish Pacific Business Finance Limited in respect of the Australian domiciled customers of Flexemessaging Global Services. This has been secured by a charge over the assets of Trade Wind Marketing Pty Ltd as well as guarantees by Trade Wind Group Pty Ltd and its subsidiaries.

NOTE 5:   INVENTORY

                                                  30 JUNE         30 JUNE
                                                    1999            1998
       ---------------------------------------------------------------------
                                                     $               $
       Raw material                               466,673         446,030
       Work in progress                           695,786         904,189
                                                -----------     -----------
                                                1,162,459       1,350,219
                                                -----------     -----------


(Expressed in Australian Dollars)
NOTE 6:   CAPITAL ASSETS

                                                  30 JUNE         30 JUNE
                                                    1999            1998
       ---------------------------------------------------------------------
                                                     $               $
       (a)   Owned
             Plant and Equipment  - at cost       4,057,438       3,660,065
             Less accumulated amortisation       (2,594,809)     (1,919,595)
                                                 -----------     -----------
                                                  1,462,629       1,740,470
                                                 -----------     -----------

Notes to the Financial Statements
--------------------------------------------------------------------------------

       (b)   Leased
             Leased Plant and Equipment -
             Capitalised lease assets               335,020         268,812
             Less accumulated amortisation         (257,814)       (237,471)
                                                 -----------     -----------
                                                     77,206          31,341
                                                 -----------     -----------
       Total
       Cost                                       4,392,458       3,928,877
       Less accumulated amortisation             (2,852,623)     (2,157,066)
                                                 -----------     -----------
       Cost less accumulated amortisation         1,539,835       1,771,811
                                                 ===========     ===========

NOTE 7:   GOODWILL

                                                  30 JUNE         30 JUNE
                                                    1999            1998
       ---------------------------------------------------------------------
                                                     $               $
       Goodwill                                   173,268         173,268
       Less accumulated amortisation             (158,750)       (141,423)
                                                -----------     -----------
                                                   14,518          31,845
                                                ===========     ===========

NOTE 8:   OTHER NON CURRENT ASSETS

                                                  30 JUNE         30 JUNE
                                                    1999            1998
       ---------------------------------------------------------------------
                                                     $               $
       Trademarks, customer lists                  40,232           9,256
       Less accumulated amortisation               (8,838)         (2,595)
                                                -----------     -----------
                                                   31,394           6,661
                                                ===========     ===========

NOTE 9:   ACCOUNTS PAYABLE

                                                  30 JUNE         30 JUNE
                                                    1999            1998
       ---------------------------------------------------------------------
                                                     $               $
       Bank overdraft                               44,279
       Trade creditors - general                  2,347,767       3,731,344
       Sundry creditors and accruals                889,812       1,411,294
       Employee leave entitlement                   304,809         208,652
                                                 -----------     -----------
                                                  3,586,667       5,351,290
                                                 ===========     ===========

NOTE 10:  DEFERRED REVENUE

     Deferred revenue comprises customer deposits and unearned maintenance revenue. Customer deposits represent revenue received in advance of completion of the project. The revenue is recognised on a percentage of completion basis, however finalisation is subject to acceptance of the operating capability and confirmation of installation by the customer.

     Unearned maintenance revenue represents revenue received in advance of the period covered by the maintenance agreement. The revenue is recognised evenly over the period covered by the maintenance agreement.

Notes to the Financial Statements
--------------------------------------------------------------------------------


NOTE 11:  LEASE LIABILITIES

(Expressed in Australian Dollars)
                                                 30 JUNE         30 JUNE
                                                   1999            1998
---------------------------------------------------------------------------
                                                    $               $
(a)   Finance Leasing Commitments

      Payable
         - not later than one year                   47,969          30,090
         - later than one year but not later
           than 2 years                              18,200           4,530
         - later than 2 years but not later
           than 3 years                              15,129             --
         - later than 3 years but not later
           than 4 years                                  --              --
         - later than 4 years but not later
           than 5 years                                  --              --
                                                -----------     -----------
      Minimum lease payments                         81,298          34,620

      Less future finance charges                       325           2,595
                                                -----------     -----------
      Total lease liability                          80,973          32,025
                                                ===========     ===========

      Current portion                                47,802          28,258
      Non-current portion                            33,171           3,767
                                                -----------     -----------
                                                     80,973          32,025
                                                ===========     ===========

      Finance lease liabilities are
      collateralised by the underlying
      lease assets.


                                                 30 JUNE         30 JUNE
                                                   1999            1998
---------------------------------------------------------------------------
                                                    $               $
(b)   Operating Lease Commitments

      Non-cancelable operating leases
      contracted for but not capitalised
      in the accounts

      Payable
         - not later than one year                  537,089         573,643
         - later than one year but not later
           than 2 years                             679,105         489,175
         - later than 2 years but not later
           than 3 years                              17,981         675,835
         - later than 3 years but not later
           than 4 years                                --            17,981
         - later than 4 years but not later
           than  5 years                               --              --
                                                  1,234,175       1,756,634

NOTE 12:  LOAN PAYABLE

     This represents loans granted by Perpetual Trustees Victoria Limited. These loans are secured over the personal property of Nicholas Rowland Bird and Arthur Christopher Walton. The loans are repayable by 15 October 2020 or earlier at the option of the company. Interest is set at the Australian Bank Bill Rate and varies according to fluctuations thereon. The indicative annual interest rate at 30 June 1999 was 6.95%.

Notes to the Financial Statements
--------------------------------------------------------------------------------


NOTE 13:  SHARE CAPITAL

                                 NUMBER OF  NUMBER OF   30 JUNE       30 JUNE
                                  SHARES     SHARES       1999          1998
-----------------------------------------------------------------------------
                                                            $             $
(Expressed in Australian
Dollars except for the number
of shares)

Authorised:

5,000,000,000 Common shares
with a par value of US$0.01

Issued:
Balance, beginning of year      13,856,487  11,906,487  1,057,766    1,031,411
IPO issue                           --       1,800,000                  24,328
Shares issued for services          --         150,000                   2,027
Conversion of convertible notes  1,586,464      --         24,07          --

                                                       -----------   ---------
Balance, end of year            15,442,951  13,856,487  1,081,840    1,057,766
                                                       ===========   =========

     During the year, A$1,233,003 was received in exchange for the issuance of convertible notes. These convertible notes were converted into 1,586,464 common shares on 11 May 1999 at a conversion price of C$0.75.

ESCROW OR POOLED SECURITIES

SHARES SUBJECT TO VANCOUVER STOCK EXCHANGE SEED SHARE RESALE RESTRICTIONS There were no shares subject to resale restrictions at 30 June 1999 (1998:
 4,004,400).

POOLED SHARES

     Pursuant to a voluntary pooling agreement certain of the shareholders delivered to Pacific Corporate Trust Company a total of 3,850,000 (1998:
5,500,000) common shares to be held in a pool and to be released on the following basis:

(a)  28,57% to be released on each of one and two years after May 12, 1999

(b)  the remaining 42,86% to be released three years after May 12, 1999

Notes to the Financial Statements
--------------------------------------------------------------------------------


NOTE 14:  RESERVES

      (Expressed in Australian Dollars)

                                                  30 JUNE         30 JUNE
                                                    1999            1998
       ---------------------------------------------------------------------
                                                     $               $
       SHARE PREMIUM ACCOUNT

       Balance, beginning of year                3,254,309       1,776,715
       IPO issue                                     --          2,155,609
       160,000 shares issued for                     --            179,634
       services at CAN$1.25
       Conversion   of    convertible            1,208,929
       notes
       Less: listing costs                        (307,535)       (857,649)
                                                -----------     -----------
       Balance end of year                       4,155,703       3,254,309
                                                ===========     ===========

NOTE 15:  LOSS FROM OPERATIONS

     Loss from operations before income tax has been determined after charging/(crediting)

       Amortisation
             - owned assets                       741,303         605,815
             - leased assets                       10,013          47,545
             - goodwill                            17,328          17,327
             -  trademarks, customer lists          6,243           2,595
       Bad debts                                   95,339             593

NOTE 16:  INCOME TAX EXPENSE

     Estimated tax losses available to the group to be carried forward to future years amount to $9,842,381 (1998: $6,784,571). These losses are not subject to an expiry date, however, the benefits of these losses will only be obtained if:

(a) the group derives future assessable income of a nature and of an amount sufficient to enable the benefit from the deduction for the loss to be realised;

(b) the group continues to comply with the conditions for deductibility imposed by law; and

(c) no changes in tax legislation adversely affect the group in realising the benefit from the deduction for the loss.

NOTE 17:  DIRECTORS' EMPLOYMENT CONTRACTS

     The Company has entered into employment agreements requiring minimum annual payments of $240,000. The initial term of the employment agreements will be for three years and will continue in force thereafter until terminated by either party on three months' notice. The employment agreements may be terminated by either party after the expiration of one year provided six months' written

Notes to the Financial Statements
--------------------------------------------------------------------------------


notice is given. The Company may terminate the employment agreements at any time upon the occurrence of certain stated events. If the Company wishes to terminate the employment agreements without giving the required notice, the Company is required to pay the affected Executive Officer an amount equal to his aggregate annual compensation for either the succeeding or the preceding 12 month period, whichever is greater.

NOTE 18:  OPTIONS AND OTHER RIGHTS TO PURCHASE SECURITIES

Stock Options

     The Company has granted 1,355,321 (1998: 1,359,321) options to purchase common shares exercisable at CAN$1.25 expiring on August 12, 2002, May 20, 2003 and September 1, 2003.

Agent's Warrant

     The Company has granted Wolverton Securities Ltd a warrant entitling Wolverton Securities Ltd to purchase up to 400,000 common shares in the capital of the Company at any time up to the close of business on August 12, 1998 at a price of CAN$1.25 per share, and at any time up to the close of business on August 12, 1999 at a price of CAN$1.44 per share. These warrants have subsequently expired.

NOTE 19:  SEGMENTED FINANCIAL INFORMATION

     The Company operates two business divisions, Voice and Data Systems and Flexemessaging Global Services. Voice and Data Systems is a specialist supplier and integrator of voice communications systems and decision support applications for dealing rooms, emergency services dispatch and similar operations. Flexemessaging Global Services operates an enhanced fax broadcast system. It is not considered necessary to show geographic segmented financial information on a materiality basis as international revenue presently represents less than 10% of the Company's total revenue and all other income has been generated from Australia. Segmented financial information for these two divisions follows:

Notes to the Financial Statements
--------------------------------------------------------------------------------


FOR THE YEAR ENDING 30 JUNE 1999

                            VOICE AND                    HEAD
                               DATA   FLEXE-MESSAGING   OFFICE     CONSOLIDATED
                           -----------------------------------------------------

Revenue from external
customers                    8,667,060     5,495,465          --     14,162,525

Amortisation                   201,131       485,308       88,448       774,887
                           -----------------------------------------------------

Segment operating
profit/(loss)                  162,495    (2,186,531)    (588,983)   (2,613,019)

Interest expense                   (57)      (63,401)     (33,880)      (97,338)
Interest revenue                17,471         2,820        3,035        23,326
Abnormal items                                          1,111,428     1,111,428
                           -----------------------------------------------------
Net profit/(loss) before tax   179,909    (2,247,112)     491,600    (1,575,603)

Taxation                        --            --            --          --

                           -----------------------------------------------------
Net profit/(loss) after tax    179,909    (2,247,112)     491,600    (1,575,603)
                           -----------------------------------------------------

Capital Asset additions        159,260       391,057        --          550,317
Identifiable assets          3,681,002     1,784,774      395,150     5,860,926

                            VOICE AND                    HEAD
                               DATA   FLEXE-MESSAGING   OFFICE     CONSOLIDATED
                           -----------------------------------------------------

FOR YEAR ENDING 30 JUNE 1998

Revenue from external
customers                   11,386,594     5,160,942        --       16,547,536

Amortisation                   160,295       431,499       81,488       673,282
                           -----------------------------------------------------

Segment operating
profit/(loss)                  198,287      (932,220)    (432,066)   (1,165,999)

Interest expense                (1,037)      (29,326)     (19,078)      (49,441)
Interest revenue                 7,904         5,559           616       14,079

                           -----------------------------------------------------
Net profit/(loss) before tax   205,154      (955,987)    (450,528)   (1,201,361)

Taxation                          --            --          --          --

                           -----------------------------------------------------
Net profit/(loss) after tax    205,154      (955,987)    (450,528)   (1,201,361)
                           -----------------------------------------------------

                           -----------------------------------------------------
Capital Asset additions         56,031       247,061      373,624       676,716
Identifiable assets          5,310,892     1,974,282      422,451     7,707,625

Notes to the Financial Statements
--------------------------------------------------------------------------------


NOTE 20:  EVENTS SUBSEQUENT TO BALANCE DATE

     On 30 August 1999, Flexemessaging.com, Inc. (FLXM), a subsidiary of Trade Wind Communications Limited, made an offering of 500,000 common shares at US$3.75 per share for the raising of net proceeds of US1,725,000 by way of private placement. This offering is being made pursuant to the limited and private offering exemption set forth in Rule 506 of Regulation D under the US Securities Act of 1933, as amended and comparable exemptions from registration under applicable state securities laws. Accordingly, the shares were offered only to investors who are accredited investors (as that term is defined in Regulation D of the Securities Act). The Offering will have no aggregate minimum purchase requirement. This offering closes after 180 days from the offering date or until all shares are sold whichever is the earlier. No shares were subscribed for under the offering.

     Pursuant to the above, AICH, as Agent has advanced bridge financing in the sum of $768,462. (US$499,500). In return for an unsecured promissory note over Flexemessaging.com, Inc. The loan bears interest at the rate announced, from time to time, by Nationsbank N.A. as its prime rate, plus 200 basis points, per annum. Interest is calculated on the basis of a 360-day year, but only to the extent that the unpaid principal remains outstanding. Interest accrues and is payable from the day that Flexemessaging.com, Inc. receives net proceeds of not less than US$1,500,000 from the above-mentioned offering. The Note is to be repaid on the later of commencement of trading of securities of Flexemessaging.com, Inc. on the American Stock Exchange, NASDAQ or another exchange acceptable to Flexemessaging.com, Inc., or December 21, 1999. The note may be prepaid at any time without penalty or premium.

     On 16 August 1999, Flexemessaging.com, Inc. filed a Form 10-SB with the US Securities and Exchange Commission to become a reporting entity.

NOTE 21:  RECONCILIATION OF CERTAIN DIFFERENCES BETWEEN US AND CANADIAN GAAP

     The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in Canada ("Canadian GAAP") which, in the case of the Company, conform in all material respects with those of the United States ("US GAAP") and with the requirements of the Securities and Exchange Commission ("SEC"), except as follows:

a) Under Canadian GAAP, revenue from product sales and related installation is recognizable on delivery and installation of the project. Under US GAAP, revenue is recognizable from product sales and related installation only upon customer acceptance after completion of the installation. The effect of the above would be to reduce the net loss for the years ended June 30, 1999 and June 30, 1998 by $125,189 and $270,505 respectively.

b) Under Canadian GAAP, no accounting recognition is given if convertible debt is issued at a discount to the market price at the time of the issue. Under US GAAP, to the extent that the convertible debt has been issued with beneficial conversion terms, than the debt discount which equates to the amount that the market price exceeds the conversion price must be charged as an interest expense

Notes to the Financial Statements
--------------------------------------------------------------------------------


to the Statement of Operations. The effect of the above would be to increase the net loss for the year ended June 30, 1999 by $379,936.

c) Under Canadian GAAP, when there is sale of shares in a subsidiary, to the extent that the price per share exceeds the underlying net asset value per share, this difference is recorded as a profit on sale of shares in the Statement of Operations. Under US GAAP, this difference is not reflected as a profit in the Statement of Operations, but as an increase to additional paid in capital. The effect on the above would be increase the net loss for the year ended June 30, 1999 by $1,111,428.

d) Under Canadian GAAP, no expense is recorded on granting of performance shares. Under US GAAP, Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock Based Compensation", requires the Company to record the expense using the fair value based method describe therein. For the year ended June 30, 1999, SVI issued 600,000 performance shares to AICH for no consideration. The value assigned to these shares is based upon arm's length transactions that occurred at approximately the same time as the AICH issuance and provides an insight as to the market value of the securities. The effect of the above would be to increase the net loss for the year ended June 30, 1999 by $2,380,952, which is represented by the issuance of 600,000 shares at US$2.50 per share.

e) Under Canadian GAAP, cost related to corporate restructuring can be charged directly to equity. Under US GAAP, this is not permissible and such expenditure would be required to be charged to operating expense in the consolidated statement of loss and comprehensive loss. The effect of the above would be to increase the net loss for the year ended June 30, 1999 by $307,535.

f) The impact of the above-noted differences on the Statement of Operations is as follows:

--------------------------------------------------------------------------------
                                                JUNE 30, 1999      JUNE 30, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net loss per Canadian GAAP                        (1,374,596)        (1,201,361)
--------------------------------------------------------------------------------
Adjustment of revenue recognition policy             125,189            207,505
--------------------------------------------------------------------------------
Adjustment on issue of convertible debt             (379,936)                  -
--------------------------------------------------------------------------------
Gain on sale of interest in subsidiary            (1,111,428)                  -
--------------------------------------------------------------------------------
Stock based compensation                          (2,380,952)                  -
--------------------------------------------------------------------------------
Costs charged directly to equity                    (307,535)                  -
--------------------------------------------------------------------------------
Net loss per U.S. GAAP                            (5,429,258)          (930,856)
--------------------------------------------------------------------------------
Loss per share in accordance with US GAAP              (0.39)             (0.07)
--------------------------------------------------------------------------------

The impact of the above-noted differences on total shareholders' equity is as follows:

--------------------------------------------------------------------------------
                                                JUNE 30, 1999      JUNE 30, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Shareholders' equity/(deficit) per Canadian GAAP     690,221          1,139,349
--------------------------------------------------------------------------------
Adjustment of revenue recognition policy             (53,845)          (179,034)
--------------------------------------------------------------------------------
Shareholders' equity per U.S. GAAP                    636,376            960,315
--------------------------------------------------------------------------------

Notes to the Financial Statements
--------------------------------------------------------------------------------


g)   In June 1998, the Financial Accounting Standards Board issued SFAS No.
133. "Accounting for Derivative Instruments and Hedging Activities". SFAS No. 133 requires companies to recognize all derivatives contracts as either assets or liabilities in the balance sheet and to measure them at fair value. If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change SFAS No. 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 2000. Based on its current and planned future activities relative to derivative instruments, the Company believes that the adoption of SFAS No. 133 will not have a significant effect on its financial statements.

h)   On December 3, 1999, the SEC issued Staff Accounting Bulletin 101 ("SAB
101 "), Revenue Recognition in Financial Statements. SAB 101 summarizes some of the SEC's interpretations of the application of generally accepted accounting principles to revenue recognition. Revenue recognition under SAB 101 was initially effective for the Company's first quarter 2000 financial statements. However, SAB 101B, which was released June 26, 2000, delayed adoption of SAB 101 until no later than the fourth quarter of fiscal year ending June 30, 2001. Changes resulting from SAB 101 require that a cumulative effect of such changes for 1999 and prior years be recorded as an adjustment to net income on July 1, 2000. The Company believes that its revenue recognition practices are in substantial compliance with SAB 101 and that adoption of its provisions would not be material to its annual or quarterly results of operations.

i) The Company applies Accounting Principles Board Opinion (APB) No. 25, "Accounting for Stock Issued to Employees" and related interpretations in accounting for its stock options issued to employees. Under APB No. 25, when the exercise price of employee stock options equals the market price of the underlying stock on the date of grant, no compensation expense is recognized. The stock options issued to consultants are accounted for under the provisions of SFAS 123, "Accounting for Stock Based Compensation".

Notes to the Financial Statements
--------------------------------------------------------------------------------


SCHEDULE B     SUPPLEMENTARY INFORMATION
----------     -------------------------
Securities issued during the period

     During the year A$1,233,003 was received in exchange for the issuance of convertible notes. These convertible notes were converted into 1,586,464 common shares on 11 May 1999 at a conversion price of C$0.75.

Authorised Capital at June 30, 1999

     5,000,000,000 Common shares with a par value of UD$0.01

Issued Capital at June 30, 1999

     15,442,951 Common shares with a par value of US$0.01

Summary of Options at June 30, 1999

     A total of 1,375,321 incentive stock options were outstanding at June 30, 1999 exercisable at a price of C$1.25 per share expiring on the dates that are the earlier of those as set out below and the 30th day following the day on which the optionee ceases to be a director, senior officer or employee of the Company or its related corporations.

                NO OF OPTIONS        DATE OF ISSUE      DATE OF EXPIRY
               ---------------      ---------------    ----------------
                   1,167,821        August 12, 1997      August 12, 2002
                     171,500        May 20, 1998         May 20, 2003
                      36,000        September 1, 1998    September 1, 2003

Shares subject to Vancouver Stock Exchange seed share sale restrictions

     There were no shares subject to resale restrictions at 30 June 1999.

Shares subject to pooling arrangements

     Pursuant to a voluntary pooling agreement certain of the shareholders delivered to Pacific Corporate Trust Company a total of 3,850,000 common shares to be held in a pool and to be released on the following basis:

(a)  28.57% to be released on each of one and two years after May 12, 1999

(b)  The remaining 42.86% to be released three years after May 12, 1999.

Directors

     At June 30, 1999 the directors of the Company were Nicholas Bird and A. Christopher Walton.

                        TRADE WIND COMMUNICATIONS LIMITED
                        ---------------------------------




                       REPORT FOR YEAR ENDED JUNE 30, 2000

BDO      BDO INTERNATIONAL             Level 23, Market Street, Sydney NSW2000
---      Chartered Accountants         GPO Box 2551 Sydney NSW 2001
         & Consultants DX 1222 Sydney  Tel: +61 2 9286 5555 Fax: +61 2 9286 5599


TO THE SHAREHOLDERS
TRADE WIND COMMUNICATIONS LIMITED

--------------------------------------------------------------------------------
                                                                AUDITORS' REPORT
--------------------------------------------------------------------------------

We have audited the accompanying consolidated balance sheet of Trade Wind Communications Limited as of June 30, 2000 and the related consolidated statements of income and accumulated deficit and cash flows for the years ended June 30, 2000 and l999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Trade Wind Communications Limited at June 30, 2000 and the consolidated results of their operations and their cash flows for the years ended June 30, 2000 and 1999 in conformity with generally accepted accounting principles in Canada.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1c to the financial statements, the Company has suffered recurring losses from operations and has a net working capital deficiency that raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

As the financial statements have been prepared in accordance with generally accepted accounting principles in Canada (Canadian GAAP) an additional Note to the financial statements has been included (Note 21) that reconciles differences between Canadian GAAP and those of the United States (US GAAP) and with the requirements of the Securities and Exchange Commission.

                                        /s/ BDO International
                                        ----------------------------
Sydney, Australia                       BDO INTERNATIONAL
September 28, 2000, except              CHARTERED ACCOUNTANTS
for Note 21 for which the date is
January 16, 2001.                       Liability is limited by the Accountants'
                                                      Scheme pursuant to the NSW
                                                 Professional Standards Act 1994

     The Company has two divisions: Voice and Data Systems is a specialist supplier and integrator of voice communication systems and decision support applications for dealing rooms, emergency services and other organizations with mission-critical needs. Flexemessaging Global Services operates an enhanced fax and email broadcast service. Flexemessaging specializes in quality fax broadcasts generated from customers' desktops for delivery to any destination in the world.

SCHEDULE A     FINANCIAL INFORMATION
----------     ---------------------

Audited financial statements follow

TRADE WIND COMMUNICATIONS LIMITED
Consolidated Balance Sheets
(Expressed in Australian Dollars)
------------------------------------------------------------------------
                                         NOTE   30 JUNE       30 JUNE
                                                  2000          1999
------------------------------------------------------------------------
                                                   $             $
ASSETS

CURRENT
      Cash                                 4   3,177,426       325,758
      Receivables                          5   2,523,046     2,786,962
      Inventory                            6     498,252     1,162,459
                                              -----------   -----------
                                               6,198,724     4,275,179
                                              -----------   -----------

CAPITAL ASSETS                             7     554,237     1,539,835
GOODWILL                                   8        --          14,518
OTHER                                      9      23,591        31,394
                                              -----------   -----------
                                                 577,828     1,585,747
                                              -----------   -----------
                                               6,776,552     5,860,926

------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT

      Accounts payable                    10   4,901,777     3,586,667
      Deferred Revenue                    11   1,772,064       678,412
      Current portion of lease
        obligations                       12      18,114        47,802
      Income taxes payable                          --             169
                                              -----------   -----------
                                               6,691,955     4,313,050
                                              -----------   -----------
NON CURRENT

   Loan payable                           13     962,692       530,213
      Non current portion of lease
        obligations                       12      15,057        33,171

      Employee entitlements payable              233,573       200,840
                                              -----------   -----------
                                               1,211,322       764,224
                                              -----------   -----------

TOTAL LIABILITIES                              7,903,277     5,077,274
                                              -----------   -----------

      Non-controlling Interest                      --          93,431

SHAREHOLDERS' EQUITY

      Share Capital                       14   1,085,533     1,081,840
      Reserves                            15   4,380,377     4,155,703
      Accumulated deficit                     (6,592,635)   (4,547,322)
                                              -----------   -----------
                                              (1,126,725)      690,221
                                              -----------   -----------

                                               6,776,552     5,860,926

------------------------------------------------------------------------
The accompanying summary of significant accounting policies and notes form an integral part of these financial statements.

Approved on behalf of the Board

/s/ N. R. Bird                                    /s/ A. C. Walton
--------------------------                        ---------------------------
     N.R. BIRD                                         A.C. WALTON

Consolidated Statements of Income and Accumulated Deficit
(Expressed in Australian Dollars)

                                  NOTE    30 JUNE           30 JUNE
                                            2000              1999
------------------------------------------------------------------------
SALES                                  $ 17,435,304      $ 14,162,525
LESS:
COST OF GOODS SOLD
      Opening inventory                 1,162,459           1,350,219
      Purchases                         8,925,679           6,286,140
                                     ---------------   ---------------
                                       10,088,138           7,636,359
      Closing inventory                  (498,252)         (1,162,459)
                                     ---------------   ---------------
                                        9,589,886           6,473,900

      Network costs                       410,515             997,001
                                     ---------------   ---------------
                                       10,000,401           7,470,901


GROSS PROFIT                            7,434,903           6,691,624


EXPENSES                                8,967,194           9,304,643
                                     ---------------   ---------------
LOSS FROM OPERATIONS               16  (1,532,291)         (2,613,019)

Other income/(expense)
   Gain on sale of interest in
   subsidiary                      2      713,254           1,111,428
      Reorganisation costs         3   (1,298,906)               --
      Interest paid
            - leases                       (5,590)               --
            - loans - short term         (176,434)            (97,338)
      Interest received                    28,806              23,326
                                     ---------------   ---------------

LOSS FOR THE YEAR BEFORE TAX           (2,271,161)         (1,575,603)

Income tax expense                 17        --                  --
                                     ---------------   ---------------

NET LOSS AFTER TAX BEFORE NON          (2,271,161)         (1,575,603)
   CONTROLLING INTERESTS

Non controlling  interests in net         225,848             201,007
loss
                                     ---------------   ---------------

NET LOSS                               (2,045,313)         (1,374,596)

Accumulated  deficit at beginning      (4,547,322)         (3,172,726)
of the year
                                     ---------------   ---------------
ACCUMULATED DEFICIT AT THE END
OF THE YEAR                            (6,592,635)         (4,547,322)
                                     ---------------   ---------------

------------------------------------------------------------------------
The accompanying summary of significant accounting policies and notes form an integral part of these financial statements.

Consolidated Statements of Changes in Cash Flow
(Expressed in Australian Dollars)

                                              30 JUNE         30 JUNE
                                               2000             1999
-------------------------------------------------------------------------
                                                 $               $
CASH (USED) BY:

OPERATING ACTIVITIES
Operations
      Net loss for the year                (2,045,313)       (1,374,596)
      Items not involving cash:
            Amortisation                      578,471           774,887
     Non controlling  interests in net loss  (225,848)         (201,007)
     Write down of fixed assets               641,865              --
     Gain on sale of interest in subsidiary  (713,254)       (1,111,428)
                                         --------------     -------------
                                           (1,764,079)       (1,912,144)

      Increase/(decrease) from changes in:
            Accounts receivable               263,916           654,965
            Inventory                         664,207           187,760
            Accounts payable and
              deferred revenue              2,408,762        (2,092,413)

      Employee entitlement payable             32,733            22,271
            Income taxes                         (169)              (21)
                                         --------------     -------------
                                            3,369,449        (1,227,438)

INVESTING ACTIVITIES
      Investments in:
            - Capital assets                 (212,417)         (550,317)
                                         --------------     -------------
                                             (212,417)         (550,317)
FINANCING ACTIVITIES
      Loan raised                             432,479           530,213
      Loans repaid                               --                   -
      Lease liabilities (repaid)/raised       (47,802)           48,948
      Proceeds on issue of convertible debt      --           1,233,003
      Proceeds on sale of shares of
        subsidiary                          1,074,038         1,098,331
                                         --------------     -------------
                                            1,458,715         2,910,495

INCREASE IN CASH                            2,851,668          (779,404)
Cash at beginning of year                     325,758         1,105,162
                                         --------------     -------------
CASH AT END OF YEAR                         3,177,426           325,758

Supplementary Information
    Interest received                          28,806            23,326
    Interest paid                             182,024            97,338
    Income taxes paid                            --                --

-------------------------------------------------------------------------
The accompanying summary of significant accounting policies and notes form an integral part of these financial statements.

Notes to the Financial Statements
--------------------------------------------------------------------------------


NOTE 1:   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.   ORGANISATION

     Trade Wind Communications Limited ("the Company") was incorporated in Bermuda on 30 October 1996. The Company was an inactive holding company prior to the completion of the acquisition of Trade Wind Group Pty Ltd (the Group), as described in Note 2. The Company's principal activity comprises the manufacture and sale of telecommunication equipment and the provision of communication services.

     Trade Wind Group was incorporated in Australia on 6 September 1988. Its principal activity comprises the manufacture and sale of telecommunication equipment and the provision of communication services. The majority of sales to date have concentrated in Australia and South East Asia, however with the expansion of communication services to Europe and North America, the Group is developing a global profile.

     These financial statements are stated in Australian dollars and have been prepared in accordance with generally accepted accounting principles in Canada.

     These financial statements present comparative figures for the Group for the years ended 30 June 2000 and 30 June 1999.

b.   PRINCIPLES OF CONSOLIDATION

     The consolidated accounts comprise the accounts of Trade Wind Communications Limited and all of its controlled entities. A controlled entity is any entity controlled by Trade Wind Communications Limited. Control exists where Trade Wind Communications Limited, and previously, Trade Wind Group Pty Ltd has the capacity to dominate the decision making in relation to the financial and operating policies of another entity so that the other entity operates with Trade Wind Communications Limited to achieve the objectives of Trade Wind Group Communications Limited.

c.   GOING CONCERN

     The accompanying financial statements have been prepared on a going concern basis, which contemplates the realisation of assets and the satisfaction of liabilities and commitments in the normal course of business.

     The company has incurred cumulative losses to date of $6,592,365 which includes a net loss for the current period of $2,045,313. The continuation of the company is dependent upon the continuing availability of operating and long term financing and achieving a profitable level of operations.

d.   GOODWILL

     Goodwill is recorded initially at the amount by which the purchase price for a business or for ownership interest in a controlled entity exceeds the fair value attributed to its net tangible assets at date of acquisition. Goodwill is

Notes to the Financial Statements
--------------------------------------------------------------------------------


amortised on a straight-line basis over a period of 10 years. The balances are reviewed annually and any balance representing future benefits, the realisation of which is considered to be no longer probable, is written off.

e.   INVENTORIES

     Inventories are measured at the lower of cost and net realisable value. Costs are assigned on a first-in first-out basis and include direct materials, direct labour and an appropriate proportion of variable and fixed overhead expenses.

f.   INCOME TAX

     Income tax expense is recorded using the deferral method for accounting for income taxes. Deferred taxes arise as a result of income and expenses being recorded in different periods for accounting and tax purposes.

g.   CAPITAL ASSETS

     Capital assets are recorded at cost. Amortisation is provided on owned plant and equipment at rates between 4% and 36% using either the straight line or diminishing balance method. Leased assets are amortised over the term of the lease. Trademarks and customer lists are amortised on a straight-line basis over 5 years.

h.   RESEARCH AND DEVELOPMENT

     Research and Development expenditures are expensed as incurred unless recoverability of these costs is assured beyond reasonable doubt, in which case development expenditure is deferred and amortised on a straight line basis over the period in which the related benefits are expected to be realised. No development costs have been deferred in these accounts.

i.   EMPLOYEE BENEFITS

     Provision is made in respect of the Group's liability for annual leave and long service leave at the balance sheet date. Long service leave is accrued in respect of all employees.

     Contributions are made by the group to an employee superannuation fund and are charged as expenses when incurred. The economic entity has no other legal obligation to provide benefits to employees on retirement.

j.   REVENUE RECOGNITION

     Sales revenue on contracts is recognised on a percentage of completion basis but finalisation, at which point all associated costs are billed, is subject to acceptance of the operational capability and confirmation of installation by the customer. Until such time, accumulated costs (after progress billings) are held in Work in progress (refer Note 6).

Notes to the Financial Statements
--------------------------------------------------------------------------------


k.   FOREIGN CURRENCY TRANSACTIONS AND BALANCES

     Foreign currency transactions during the period are converted to Australian currency at the rates of exchange applicable at the dates of transactions. Amounts receivable and payable in foreign currencies at balance date are converted at the rates of exchange ruling at that date.

     The gains and losses from conversion of short-term assets and liabilities, whether realised or unrealised, are included in operating profit before income tax as they arise.

     The Australian and Canadian dollar exchange rates at the balance sheet date and the average exchange rates for each period under review were as follows ($1 Australian =):

                    30 June 2000                        0.887

                    1 July 1999 - 30 June 2000   0.926

                    30 June 1999                        0.965

                    1 July 1998 - 30 June 1999   0.921

l.   FINANCIAL INSTRUMENTS

     The Company's and the Group's financial instruments consist of cash, receivables, accounts payable, loans payable, lease obligations and employee entitlements payable. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair values of these financial instruments approximate their carrying values, unless otherwise noted.

m.   USE OF ESTIMATES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from these estimates. The assets which required management to make significant estimates and assumptions in determining carrying values include plant and equipment and all other non-current assets.

n.   CASH FLOW STATEMENT

     Effective, June 30, 2000, the company adopted the new recommendations of the Canadian Institute of Chartered Accountants for Cash Flow Statements. As a result, the comparative amounts on the cash flow statement have been reclassified to conform to the current year's presentation.

Notes to the Financial Statements
--------------------------------------------------------------------------------

o.   STOCK BASED COMPENSATION

     No compensation expense is recognized for stock options or warrants granted to employees, directors and consultants. Any consideration received on the exercise of stock options and warrants or the purchase of stock is credited to share capital.

NOTE 2:   ACQUISITION OF GROUP

(a) On 18 December 1996, Trade Wind Communications Limited entered into an agreement with the shareholders of Trade Wind Group Pty Ltd whereby it acquired all of the outstanding shares of the Group in exchange for 7,488,800 ordinary shares of the Company, the transaction has been accounted for as a Reverse Takeover. The Group is in the same business as the Company. The financial position of Trade Wind Communications Limited as at 18 December 1996 is summarised as follows:

---------------------------------------------------------------------------
                                                 30 JUNE         30 JUNE
                                                   2000            1999
                                                    $               $

      Tangible Assets                                              315,000
      Liabilities                                                     --
                                                                   315,000

(b) On June 16, 1998, Trade Wind Communications Limited entered into an agreement with Atlantic International Capital Holdings Ltd. ("AICH") to present Trade Wind Communications Limited with a US public shell company or target for the possibility of merger allowing Trade Wind Communications the opportunity to enter the US market and have an avenue to US capital funds. On February 5, 1999, Trade Wind Communications Limited entered into a business combination agreement with Flexemessaging.com, Inc. and AICH to allow Trade Wind Communications to sell all of its business assets consisting of the stock of Trade Wind Group Pty Ltd to in exchange for 8.8 million shares of its common stock and to have AICH raise capital and of US$3,660,000 through private placements of Flexemmesaging.com, Inc. common stock. This transaction was completed on or about 26 March 1999, and has been accounted for as a reverse take-over.

     Flexemessaging.com, Inc. is incorporated under the laws of Idaho. Its shares were traded on the Over the Counter Bulletin Board market until April 2000 and are now traded in the pink sheets. These shares are not registered with the US Securities and Exchange Commission or the securities commission of any state.

Notes to the Financial Statements
--------------------------------------------------------------------------------


     In summary, Flexemessaging.com Inc acquired the operating assets of TWC in exchange for 8,800,000 shares of Flexemessaging.com Inc's common stock. The financial position of Siler Ventures Inc. as at 26 March 1999 is summarised as follows:

---------------------------------------------------------------------------
                                                 30 JUNE         30 JUNE
                                                   2000            1999
                                                    $               $

      Tangible Assets                                               --
      Liabilities                                                   --
                                                                    --

ISSUE AND SALE OF SHARES TO MINORITY INTERESTS

     During the year a profit of $713,254 was derived from the sale of 100,000 shares of Flexemessaging.com, Inc. and from the cancellation of 93,410 shares previously issued for no compensation to AICH based on services that were to be rendered by AICH in the future which were not rendered. As a result, these shares have been shown as fully paid shares in Flexemessaging.com, Inc.

NOTE 3:   REORGANISATION COSTS

     Management has undertaken a plan of reorganisation in order to align the FlexiFax Division with the future strategic direction.

     In connection with this plan the Company signed an exclusive agreement on December 2, 1999, with Premiere Information Systems Pty Ltd ("Premiere"), a subsidiary of Premiere Technologies Inc., a communications company based in Atlanta, Georgia whereby the Company has outsourced the delivery of its fax traffic to the Premiere network. This agreement provides for Premiere to transmit all fax broadcast traffic for the Company for a period of 12 to 24 months subject to certain service and pricing criteria. The customer bases in the UK, Canada, the USA, Switzerland and Singapore (representing the discontinued and/or outsourced service) will now be serviced by Premiere with the Company receiving a commission on revenues generated over the next 24 months following the execution of the agreement.

     FlexiFax will still provide enhanced fax and email broadcast services to their existing customers, namely Australia and New Zealand, which comprise 92% of the segment's revenue. The Company is still billing the remaining customers that have not been affected and the manner in which they transact with the Company is unaltered.

     As a result, with effect from December 1, 1999 all expenses in respect of network operations (leased network backbone circuit expenses, facilities management, software and hardware expenses and maintenance, network staff resources) will not be continued.

     In addition to this, on December 16, 1999 Trade Centre Systems Holdings Pte Ltd ("TCSH"), an indirectly wholly owned subsidiary of the Company, operating in Singapore entered into an agreement with Jebsen and Jessen Communications Pte Ltd ("J&J"). Under the agreement TCSH has transferred its Voice & Data business to J&J in return for revenue based commissions on sales and maintenance through

Notes to the Financial Statements
--------------------------------------------------------------------------------


to October 31, 2000. J&J have agreed to offer employment to certain of the employees of TCSH. TCSH has agreed to provide J&J with certain stock and spare parts in order to perform the maintenance function as well as providing client site configuration details. This agreement relates to the transfer/disposal of a geographical portion of a segment and does not constitute a discontinued operation. This transfer will not have a material impact on the performance of the Company as the anticipated commission revenue stream represents less than 5% of the Company's total revenues.

     In July 1999, the Company ceased activities in relation to sales and distribution of Dictaphone dictation products. This decision was taken, as this activity was not aligned to the core competence of the Voice and Data Division of the Company, which is voice and data systems integration. The Company still continues to sell and support Dictaphone logging and call recording systems. This will not have a material impact on the overall performance of the Company as the earnings contribution from this activity was negligible.

     Reorganisation costs have been charged to the Consolidated Statement of Income and Accumulated Deficit as follows:

Fax delivery network closure                       $ 1,037,476
Cessation of sales and distribution of
dictation equipment                                    261,430
                                                 ------------------
                                                     1,298,906
                                                 ------------------

NOTE 4:   CASH

Notes on the Financial Statements
(Expressed in Australian Dollars)
                                                 30 JUNE         30 JUNE
                                                   2000            1999
---------------------------------------------------------------------------
                                                    $               $
Cash at bank and on deposit                     3,174,426         314,151
Cash on hand                                        3,000          11,607
                                               -----------     -----------
                                                3,177,426         325,758
                                               -----------     -----------

NOTE 5:   RECEIVABLES

                                                 30 JUNE         30 JUNE
                                                   2000            1999
---------------------------------------------------------------------------
                                                    $               $
Trade debtors                                   2,222,334       2,412,386
Other debtors                                     300,712         374,576
                                               -----------     -----------
                                                2,523,046       2,786,962
                                               -----------     -----------

In September 1997, the company arranged a working capital-based facility with Scottish Pacific Business Finance Limited in respect of the Australian domiciled customers of Flexemessaging Global Services. This has been collateralized by a charge over the assets of Trade Wind Marketing Pty Ltd as well as guarantees by Trade Wind Group Pty Ltd and its subsidiaries.

Notes to the Financial Statements
--------------------------------------------------------------------------------


NOTE 6:   INVENTORY

                                                 30 JUNE         30 JUNE
                                                   2000            1999
---------------------------------------------------------------------------
                                                    $               $
Finished goods                                   335,380         466,673
Work in progress                                 162,872         695,786
                                               -----------     -----------
                                                 498,252        1,162,459
                                               -----------     -----------

NOTE 7:   CAPITAL ASSETS

                                                 30 JUNE         30 JUNE
                                                   2000            1999
---------------------------------------------------------------------------
                                                    $               $
(a)   Owned
      Plant and Equipment - at cost             2,036,232       4,057,438
      Less accumulated amortisation            (1,537,132)     (2,594,809)
                                              ------------     -----------
                                                  499,100       1,462,629
                                              ------------     -----------
(b)   Leased
      Leased Plant and Equipment -
      Capitalised lease assets                    335,020         335,020
      Less accumulated amortisation              (279,883)       (257,814)
                                              ------------     -----------
                                                   55,137          77,206
                                              ------------     -----------
Total
Cost                                            2,371,252       4,392,458
Less accumulated amortisation                  (1,817,015)     (2,852,623)
                                              ------------     -----------
Cost less accumulated amortisation                554,237       1,539,835
                                              ============     ===========

NOTE 8:   GOODWILL

                                                 30 JUNE         30 JUNE
                                                   2000            1999
---------------------------------------------------------------------------
                                                    $               $
Goodwill                                         173,268         173,268
Less accumulated amortisation                   (173,268)       (158,750)
                                              ------------     -----------
                                                    --            14,518
                                              ============     ===========

NOTE 9:   OTHER NON CURRENT ASSETS

                                                 30 JUNE         30 JUNE
                                                   2000            1999
---------------------------------------------------------------------------
                                                    $               $
Trademarks, customer lists                        40,232          40,232
Less accumulated amortisation                    (16,641)         (8,838)
                                              ------------     -----------
                                                  23,591          31,394
                                              ============     ===========

Notes to the Financial Statements
--------------------------------------------------------------------------------


NOTE 10:  ACCOUNTS PAYABLE

                                                 30 JUNE         30 JUNE
                                                   2000            1999
---------------------------------------------------------------------------
                                                    $               $
Bank overdraft                                        --            44,279
Trade creditors - general                        3,515,634       2,347,767
Sundry creditors and accruals                    1,092,194         889,812
Employee entitlements                              293,949         304,809
                                              ------------     -----------
                                                 4,901,777       3,586,667
                                              ============     ===========

NOTE 11:  DEFERRED REVENUE

     Deferred revenue comprises customer deposits and unearned maintenance revenue. Customer deposits represent revenue received in advance of completion of the project. The revenue is recognised on a percentage of completion basis, however finalisation is subject to acceptance of the operating capability and confirmation of installation by the customer.

     Unearned maintenance revenue represents revenue received in advance of the period covered by the maintenance agreement. The revenue is recognised evenly over the period covered by the maintenance agreement.

NOTE 12:  LEASE LIABILITIES

                                                 30 JUNE         30 JUNE
                                                   2000            1999
---------------------------------------------------------------------------
                                                    $               $
(a)   Finance Leasing Commitments

      Payable
      - not later than one year                     18,200          47,969
      - later than one year but not later than
        2 years                                     15,129          18,200
      - later than 2 years but not later than
        3 years                                       --            15,129
                                                -----------     -----------
      Minimum lease payments                        33,329          81,298

      Less future finance charges                      158             325
                                                -----------     -----------
      Total lease liability                         33,171          80,973
                                                ===========     ===========

      Current portion                               18,114          47,802
      Non-current portion                           15,057          33,171
                                                -----------     -----------
                                                    33,171          80,973
                                                ===========     ===========

      Finance lease liabilities are
        collateralised by the underlying
        lease assets.

Notes to the Financial Statements
--------------------------------------------------------------------------------


(b)   Operating Lease Commitments

      Non-cancellable operating leases
        contracted for but not
        capitalised in the accounts

      Payable
      - not later than one year                    675,835         537,089
      - later than one year but not later than
        2 years                                     17,981         679,105
      - later than 2 years but not later than
        3 years                                       --            17,981
                                                   693,816       1,234,175

NOTE 13:  LOAN PAYABLE

     This represents loans granted by Perpetual Trustees Victoria Limited. These loans are collateralized over the personal property of Nicholas Rowland Bird and Arthur Christopher Walton. The loans are repayable by 15 October 2020 or earlier at the option of the company. Interest is set at the Australian Bank Bill Rate and varies according to fluctuations thereon. The indicative annual interest rate at 30 June 2000 was 8.40%.

NOTE 14:  SHARE CAPITAL

                                30 JUNE    30 JUNE  30 JUNE       30 JUNE
                                 2000       1999      2000          1999
                               NUMBER OF  NUMBER OF
                                SHARES     SHARES
-----------------------------------------------------------------------------
                                                       $             $
(Expressed in Australian
Dollars
except for the number of
shares)

Authorised:

5,000,000,000 Common shares
with a par value of US$0.01

Issued:

Balance, beginning of year     15,442,951 13,856,487 1,081,840      1,057,766

Shares issued under private       600,000   150,000     3,693            --
placement

Conversion of convertible           --    1,586,464      --           24,074
notes

                              --------------------------------   -------------
Balance, end of year           16,042,951 15,442,951 1,085,533      1,081,840
                              ================================   =============

On March 20, 2000, A$504,496 was received in exchange for the issuance of 600,000 common shares at a price of C$0.75 per share.

Notes to the Financial Statements
--------------------------------------------------------------------------------


     POOLED SECURITIES

     POOLED SHARES

     Pursuant to a voluntary pooling agreement certain of the shareholders delivered to Pacific Corporate Trust Company a total of 2,750,000 (1999:
3,850,000) common shares to be held in a pool and to be released on the following basis:

1.   28,57% to be released May 12, 2001
2.   the remaining 71,43% to be released May 12, 2002

NOTE 15:  RESERVES

                                                    30 JUNE        30 JUNE
                                                      2000           1999
-----------------------------------------------------------------------------
                                                       $              $

SHARE PREMIUM ACCOUNT

Balance, beginning of year                          4,155,703      3,254,309
600,000 shares issued  at CAN$0.75                    500,803           --
Conversion of convertible notes                         --         1,208,929
Less: Corporate restructuring costs                  (276,129)      (307,535)
                                                    ---------     -----------
Balance end of year                                 4,380,377      4,155,703
                                                    ---------     -----------

NOTE 16:  LOSS FROM OPERATIONS

Loss from operations before income tax has been determined after charging

(Expressed in Australian Dollars)

                                                 30 JUNE         30 JUNE
                                                   2000            1999
---------------------------------------------------------------------------
                                                    $               $
Amortisation
      - owned assets                             534,406         741,303
      - leased assets                             22,069          10,013
      - goodwill                                  14,158          17,328
      - trademarks, customer lists                 7,838           6,243
Bad debts                                           --            95,339

NOTE 17:  INCOME TAX EXPENSE

Estimated tax losses available to the group to be carried forward to future years amount to $11,676,353 (1999: $9,842,381). These losses are not subject to an expiry date, however, the benefits of these losses will only be obtained if:

Notes to the Financial Statements
--------------------------------------------------------------------------------


(a) the group derives future assessable income of a nature and of an amount sufficient to enable the benefit from the deduction for the loss to be realised;

(b) the group continues to comply with the conditions for deductibility imposed by law; and

(c) no changes in tax legislation adversely affect the group in realising the benefit from the deduction for the loss.

NOTE 18:  DIRECTORS' EMPLOYMENT CONTRACTS

     The Company has entered into employment agreements requiring minimum annual payments of $240,000. The initial term of the employment agreements will be for three years and will continue in force thereafter until terminated by either party on three months' notice. The employment agreements may be terminated by either party after the expiration of one year provided six months' written notice is given. The Company may terminate the employment agreements at any time upon the occurrence of certain stated events. If the Company wishes to terminate the employment agreements without giving the required notice, the Company is required to pay the affected Executive Officer an amount equal to his aggregate annual compensation for either the succeeding or the preceding 12 month period, whichever is greater.

NOTE 19:  OPTIONS AND OTHER RIGHTS TO PURCHASE SECURITIES

Stock Options

     The Company has granted 1,461,121 (1999: 1,355,321) options to purchase common shares exercisable at CAN$1.25 expiring on August 12, 2002, May 20, 2003 and September 1, 2003 and at CAN$0.625 expiring on February 22, 2005 and April 6, 2005.

NOTE 20:  SEGMENTED FINANCIAL INFORMATION

     The Company operates two business divisions, Voice and Data Systems and Flexemessaging Global Services. Voice and Data Systems is a specialist supplier and integrator of voice communications systems and decision support applications for dealing rooms, emergency services dispatch and similar operations. Flexemessaging Global Services operates an enhanced fax broadcast system. It is not considered necessary to show geographic segmented financial information as on a materiality basis as international revenue presently represents less than 10% of the Company's total revenue and all other income has been generated from Australia. Segmented financial information for these two divisions follows:

Notes to the Financial Statements
--------------------------------------------------------------------------------


FOR THE YEAR ENDING 30 JUNE 2000

                            VOICE AND                    HEAD
                               DATA   FLEXE-MESSAGING   OFFICE     CONSOLIDATED
                           -----------------------------------------------------

Revenue from external
customers                   11,651,855     5,638,074         --      17,289,929

Amortisation                   135,636       342,006      100,829       578,471
                           -----------------------------------------------------
Segment operating
profit/(loss)                  283,716      (809,141)  (1,006,866)   (1,532,291)

Interest expense               (44,219)      (68,591)     (69,214)     (182,024)
Interest revenue                 7,335         4,432       17,039        28,806
Reorganisation costs        (1,037,476)     (261,430)  (1,298,906)
Abnormal items                    --            --        713,254       713,254
                           -----------------------------------------------------
Net profit/(loss) before tax   246,832    (1,910,776)    (607,217)   (2,271,161)

Taxation                          --            --           --            --
                           -----------------------------------------------------
Net profit/(loss) after tax    246,832    (1,910,776)    (607,217)   (2,271,161)
                           -----------------------------------------------------

Capital Asset additions         46,985       133,576       31,856       212,417
Identifiable assets          2,167,507     1,200,423    3,408,622     6,776,552

FOR YEAR ENDING 30 JUNE 1999

Revenue from external
customers                    8,667,060     5,495,465         --      14,162,525

Amortisation                   201,131       485,308       88,448       774,887
                           -----------------------------------------------------

Segment operating
profit/(loss)                  162,495    (2,186,531)    (588,983)   (2,613,019)

Interest expense                   (57)      (63,401)     (33,880)      (97,338)
Interest revenue                17,471         2,820        3,035        23,326
                                                        1,111,428     1,111,428
                           -----------------------------------------------------
Net profit/(loss) before tax   179,909    (2,247,112)     491,600    (1,575,603)

Taxation                          --            --           --            --
                           -----------------------------------------------------
Net profit/(loss) after tax    179,909    (2,247,112)     491,600    (1,575,603)
                           -----------------------------------------------------

                           -----------------------------------------------------
Capital Asset additions        159,260       391,057          --        550,317
Identifiable assets          3,681,002     1,784,774      395,150     5,860,926

Notes to the Financial Statements
--------------------------------------------------------------------------------


NOTE 21:  RECONCILIATION OF CERTAIN DIFFERENCES BETWEEN US AND CANADIAN GAAP

     The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in Canada ("Canadian GAAP") which, in the case of the Company, conform in all material respects with those of the United States ("US GAAP") and with the requirements of the Securities and Exchange Commission ("SEC"), except as follows:

(a) Under Canadian GAAP, revenue from product sales and related installation is recognizable on delivery and installation of the project. Under US GAAP, revenue is recognizable from product sales and related installation only upon customer acceptance after completion of the installation. The effect of the above would be to reduce the net loss for the years ended June 30, 2000 and June 30, 1999 by $53,846 and $125,189 respectively.

(b) Under Canadian GAAP, no accounting recognition is given if convertible debt is issued at a discount to the market price at the time of the issue. Under US GAAP, to the extent that the convertible debt has been issued with beneficial conversion terms, than the debt discount which equates to the amount that the market price exceeds the conversion price must be charged as an interest expense to the Statement of Operations. The effect of the above would be to increase the net loss for the year ended June 30, 1999 by $379,936.

(c) Under Canadian GAAP, when there is sale of shares in a subsidiary, to the extent that the price per share exceeds the underlying net asset value per share, this difference is recorded as a profit on sale of shares in the Statement of Operations. Under US GAAP, this difference is not reflected as a profit in the Statement of Operations, but as an increase to additional paid in capital. The effect on the above would be increase the net loss for the year ended June 30, 2000 and 1999 by $713,254 and $1,111,428 respectively.

(d) Under Canadian GAAP, no expense is recorded on granting of performance shares. Under US GAAP, Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock Based Compensation", requires the Company to record the expense using the fair value based method describe therein. For the year ended June 30, 1999, SVI issued 600,000 performance shares to AICH for no consideration. The value assigned to these shares is based upon arm's length transactions that occurred at approximately the same time as the AICH issuance and provides an insight as to the market value of the securities. The effect of the above would be to increase the net loss for the year ended June 30, 1999 by $2,380,952, which is represented by the issuance of 600,000 shares at US$2.50 per share.

(e) Under Canadian GAAP, cost related to corporate restructuring can be charged directly to equity. Under US GAAP, this is not permissible and such expenditure would be required to be charged to operating expense in the consolidated statement of loss and comprehensive loss. The effect of the above would be to increase the net loss for the years ended June 30, 2000 and June 30, 1999 by $276,129 and $307,535 respectively.

(f) The impact of the above-noted differences on the Statement of Operations is as follows:

Notes to the Financial Statements
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                                JUNE 30, 2000    JUNE 30, 1999
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Net loss per Canadian GAAP                         (2,045,313)      (1,374,596)
-------------------------------------------------------------------------------
Adjustment of revenue recognition policy (a)           53,846          125,189
-------------------------------------------------------------------------------
Adjustment on issue of convertible debt (b)                 -         (379,936)
-------------------------------------------------------------------------------
Gain on sale of interest in subsidiary (c)           (713,254)      (1,111,428)
-------------------------------------------------------------------------------
Stock based compensation (d)                                -       (2,380,952)
-------------------------------------------------------------------------------
Costs charged directly to equity (e)                 (276,129)        (307,535)
-------------------------------------------------------------------------------
Net loss per U.S. GAAP                             (2,980,850)      (5,429,258)
-------------------------------------------------------------------------------
Loss per share in accordance with US GAAP               (0.19)           (0.39)
-------------------------------------------------------------------------------

The impact of the above-noted differences on total shareholders' equity is as follows:

-----------------------------------------------------------------------------
                                                JUNE 30, 2000  JUNE 30, 1999
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Shareholders' equity/(deficit) per Canadian GAAP  (1,126,725)        690,221
-----------------------------------------------------------------------------
Adjustment of revenue recognition policy                             (53,845)
-----------------------------------------------------------------------------
Shareholders' equity per U.S. GAAP                (1,126,725)        636,376
-----------------------------------------------------------------------------

(g)   In June 1998, the Financial Accounting Standards Board issued SFAS No.
133. "Accounting for Derivative Instruments and Hedging Activities". SFAS No. 133 requires companies to recognize all derivatives contracts as either assets or liabilities in the balance sheet and to measure them at fair value. If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change SFAS No. 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 2000. Based on its current and planned future activities relative to derivative instruments, the Company believes that the adoption of SFAS No. 133 will not have a significant effect on its financial statements.

(h) On December 3, 1999, the SEC issued Staff Accounting Bulletin 101 ("SAB 101 "), Revenue Recognition in Financial Statements. SAB 101 summarizes some of the SEC's interpretations of the application of generally accepted accounting principles to revenue recognition. Revenue recognition under SAB 101 was initially effective for the Company's first quarter 2000 financial statements. However, SAB 101B, which was released June 26, 2000, delayed adoption of SAB 101 until no later than the fourth quarter of fiscal year ending June 30, 2001. Changes resulting from SAB 101 require that a cumulative effect of such changes for 1999 and prior years be recorded as an adjustment to net income on July 1, 2000. The Company believes that its revenue recognition practices are in substantial compliance with SAB 101 and that adoption of its provisions would not be material to its annual or quarterly results of operations.

(i) The Company applies Accounting Principles Board Opinion (APB) No. 25, "Accounting for Stock Issued to Employees" and related interpretations in accounting for its stock options issued to employees. Under APB No. 25, when the exercise price of employee stock options equals the market price of the underlying stock on the date of grant, no compensation expense is recognized.

Notes to the Financial Statements
--------------------------------------------------------------------------------


The stock options issued to consultants are accounted for under the provisions of SFAS 123, "Accounting for Stock Based Compensation".

SCHEDULE B     SUPPLEMENTARY INFORMATION
----------     -------------------------

     (a) Securities issued during the period

     On March 20, 2000, A$504,496 was received in exchange for the issuance of 600,000 common shares at a price of C$0.75 per share.

     (b) Authorised Capital at June 30, 2000

5,000,000,000 Common shares with a par value of US$0.01

     (c) Issued Capital at June 30, 2000

16,042,951 Common shares with a par value of US$0.01

     (d) Summary of Options at June 30, 2000

     A total of 1,461,121 incentive stock options were outstanding at June 30, 2000 exercisable at prices of C$1.25 and C$0.625 per share. These options expire on the dates that are the earlier of those as set out below and the 30th day following the day on which the optionee ceases to be a director, senior officer or employee of the Company or its related corporations.

  NO OF OPTIONS      DATE OF ISSUE      EXERCISE PRICE      DATE OF EXPIRY
  -------------   -------------------   --------------      --------------
  1,007,821           August 12, 1997        C$1.25          August 12, 2002
     96,500           May 20, 1998           C$1.25          May 20, 2003
     36,000           September 1,           C$1.25          September 1,
                      1998                                   2003
    184,800           February 22,           C$0.625         February 22,
                      2000                                   2005
    136,000           April 6, 2000          C$0.625         April 6, 2005

                     UNAUDITED FINANCIAL STATEMENTS OF TRADE

                       WIND COMMUNICATIONS LIMITED FOR THE

                     NINE MONTH PERIOD ENDING MARCH 31, 2001

TRADE WIND COMMUNICATIONS LIMITED
CONSOLIDATED BALANCE SHEETS FOR THE NINE MONTHS
ENDED MARCH 31, 2001 AND 2000 (UNAUDITED)
(Expressed in Australian Dollars)

                                                     31 MARCH          31 MARCH
                                                       2001              2000
--------------------------------------------------------------------------------
                                                      $000'S             $000'S

ASSETS
CURRENT
     Cash                                                864.4            432.1
     Receivables                                       2,270.7          4,199.4
     Inventory                                           344.5          1,357.9
                                                    ----------       ----------
                                                       3,479.6          5,989.4
                                                    ----------       ----------

CAPITAL ASSETS                                           448.7            638.6
GOODWILL                                                   0.0              1.5
OTHER                                                     23.6             39.6
                                                    ----------       ----------
                                                         472.3            679.7
                                                    ----------       ----------

                                                       3,951.9          6,669.1
                                                    ==========       ==========
--------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT
     Accounts payable                                  2,265.5          5,242.3
     Customer Deposits and Deferred Revenue              312.8            688.2
     Current portion of lease obligations                 33.2             36.8
     Income taxes payable                                  0.0              0.0
                                                    ----------       ----------
                                                       2,611.5          5,967.3
                                                    ----------       ----------
NON CURRENT
     Other loans                                         908.9          1,695.9
     Non-current portion of lease                                          33.2
     Employee entitlements payable                       217.0            219.2
                                                    ----------       ----------
                                                       1,125.9          1,948.3
                                                    ----------       ----------

TOTAL LIABILITIES                                      3,737.4          7,915.6
                                                    ----------       ----------

SHAREHOLDERS' EQUITY
     Share Capital                                     1,085.5          1,084.2
     Convertible Note                                        -                -
     Reserves                                          3,933.9          4,365.5
     (Accumulated deficit)                            (4,804.9)        (6,696.2)
                                                    ----------       ----------
                                                         214.5         (1,246.5)
                                                    ----------       ----------

Approved by the Board                                  3,951.9          6,669.1
                                                    ==========       ==========


"Nick Bird"                          "Frank Favretto"
--------------------------------     ---------------------------------
N R BIRD                             F FAVRETTO

--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE NINE MONTHS ENDED
MARCH 31, 2001 AND 2000 (UNAUDITED)
(Expressed in Thousands of Australian Dollars)

-----------------------------------------------------------------------------------------
                                                  9 MONTHS ENDED MARCH 31, 2001
-----------------------------------------------------------------------------------------
                                           Voice &  Flexemessaging    Head       Total
                                            Data                     Office
Revenue
  Sales                                      5,129.4     3,556.3           -     8,685.7
  Service                                    1,189.1           -           -     1,189.1
                                          ----------  ----------  ----------  ----------
                                             6,318.5     3,556.3           -     9,874.8
Cost of Sales                                2,684.0     1,546.0           -     4,230.0
                                          ----------  ----------  ----------  ----------
Gross Profit                                 3,634.5     2,010.3           -     5,644.8
Other income                                       -        90.0           -        90.0
Operating Expenses
  Selling, general and admin                 2,488.4     1,751.6     1,295.0     5,575.9
    Restructuring Costs                                     40.9
  Head Office Reallocations                    329.9       284.9      (614.8)          -
                                          ----------  ----------  ----------  ----------
Operating income/(loss)                        816.2        22.9      (680.2)      158.9
                                          ----------  ----------  ----------  ----------
Profit from Sale of Product Line             1,681.6                             1,681.6
Interest income                                    -           -        16.5        16.5
Interest expense                                (0.6)      (36.2)      (34.1)      (70.9)
                                          ----------  ----------  ----------  ----------
Net Profit / (Loss)                          2,497.2       (13.3)     (697.8)    1,786.1
                                          ==========  ==========  ==========  ==========
Accumulated deficit, beginning of period                                        (6,592.6)
                                                                              ----------
Accumulated deficit, end of period                                              (4,805.0)
                                                                              ==========
Earnings per share (cents)                                                          11.1
                                                                              ==========
Weighted average number of shares issued                                      16,042,951
                                                                              ==========

CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE NINE MONTHS ENDED
MARCH 31, 2001 AND 2000 CONTINUED (UNAUDITED)
(Expressed in Thousands of Australian Dollars)

-----------------------------------------------------------------------------------------
                                                  9 MONTHS ENDED MARCH 31, 2001
-----------------------------------------------------------------------------------------
Revenue
  Sales                                      7,819.7     4,014.3           -      11,834
  Service                                    1,206.7           -           -     1,206.7
                                          ----------  ----------  ----------  ----------
                                             9,026.4     4,014.3           -    13,040.7
Cost of Sales                                5,288.2     1,836.3           -     7,124.5
                                          ----------  ----------  ----------  ----------
Gross Profit                                 3,738.2     2,178.0           -     5,916.2
Network Operating Costs                            -       759.3           -       759.3
                                          ----------  ----------  ----------  ----------
Contribution                                 3,738.2     1,418.7           -     5,156.9
Operating Expenses
  Selling, general and admin                 2,942.8     2,216.7     1,117.1     6,276.6
  Restructuring Costs                              -     1,110.9           -     1,110.9
    Head Office Reallocations                  492.2       157.2      (649.4)          -
                                          ----------  ----------  ----------  ----------
Operating (loss)/income                        303.2    (2,066.1)     (467.7)   (2,230.6)
Interest/other income                           51.0        31.0        10.0          92
Interest expense                                (0.4)      (52.1)      (51.2)     (103.7)
                                          ----------  ----------  ----------  ----------
Net loss before non controlling interest       353.8    (2,087.2)     (508.9)   (2,242.3)
Non controlling interests in net loss              -           -        93.4        93.4
                                          ----------  ----------  ----------  ----------
Net loss                                       353.8    (2,087.2)     (415.5)   (2,148.9)
                                          ==========  ==========  ==========  ==========
Accumulated deficit, beginning of period                                        (4,547.3)
                                                                              ----------
Accumulated deficit, end of period                                              (6,696.2)
                                                                              ==========
Loss per share (cents)                                                            (13.86)
                                                                              ==========
Weighted average number of shares issued                                      15,509,618
                                                                              ==========

CONSOLIDATED STATEMENTS OF CHANGES IN FINANCIAL POSITION
FOR THE NINE MONTHS ENDED MARCH 31, 2001 AND 2000 (UNAUDITED)
(Expressed in Australian Dollars)

                                                     31 MARCH         31 MARCH
                                                        2001             2000
--------------------------------------------------------------------------------
                                                       $'000            $'000

CASH PROVIDED/(USED) BY:

OPERATING ACTIVITIES
Operations
     Net Profit /(Loss) for the period                 1,786.0         (2,242.3)
     Items not involving cash:
          Gain on Sale of Product Line                (1,681.6)
          Write down of network equipment                                 642.0
               Amortization                              184.5            433.8
                                                    ----------       ----------
                                                         288.9         (1,665.4)
                                                    ----------       ----------

     Increase/(decrease) from changes in:
          Accounts receivable                          1,175.0         (1,412.4)
          Inventory                                       56.8           (195.4)
          Accounts payable                            (4,639.2)          1665.4
          Employee entitlements payable                  (16.6)            18.4
                                                    ----------       ----------
                                                      (3,424.0)        (1,936.0)
                                                    ----------       ----------

INVESTING ACTIVITIES
     Investments in:
     - Capital assets                                   (169.3)          (170.1)
     - Proceeds on sale of Product Line                1,045.2
                                                    ----------       ----------
                                                         875.9           (170.1)
                                                    ----------       ----------
FINANCING ACTIVITIES
     Loans raised                                        (53.8)         1,165.7
     Lease liabilities raised/(repaid)                                    (11.0)
     Share issue expense capitalized                                     (123.0)
     Proceeds on issue of shares                                          335.2
                                                    ----------       ----------
                                                         (53.8)         1,366.9
                                                    ----------       ----------

INCREASE (DECREASE) IN CASH                           (2,313.0)           106.3
Cash at beginning of period                            3,177.4            325.8
                                                    ----------       ----------
CASH AT END OF PERIOD                                    864.4            432.1

--------------------------------------------------------------------------------

NOTES ON THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 1:   SEGMENTED FINANCIAL INFORMATION

(Expressed in Australian Dollars)

     The analysis of total assets is as follows:

                                                          31 MARCH ($'000)
                                                        2001            2000

Voice & Data                                           1,763.2          5,155.1
Flexemessaging                                         1,022.8          1,173.0
Head Office                                            1,165.9            371.0
                                                  ------------      ------------
                                                       3,951.9          6,669.1
                                                  ============      ============
NOTE 2:   ACCOUNTS PAYABLE

                                                          31 MARCH ($'000)
                                                        2001            2000

Trade Creditors                                        2,265.5          4,924.0
Customer deposits and deferred revenue                   312.8            688.2
Employee entitlements and bonus provision                217.0            318.3
                                                  ------------      ------------
                                                       2,795.3          5,930.5
                                                  ============      ============

NOTE 3:   SHARE CAPITAL

                                                    NUMBER OF           $'000
                                                     SHARES

Balance June 30, 2000                               16,042,951          1,085.5

No movement occurred in the
Quarter
                                                  ------------      ------------
Balance March 31, 2001                              16,042,951          1,085.5
                                                  ============      ============

NOTE 4:   RESERVES

                                                                         $'000

Balance June 30, 2000                                                   4,380.4
Corporate Restructuring Costs                                             446.5
                                                                    ------------
Balance March 31, 2001                                                  3,933.9
                                                                    ============

NOTE 5:   EXCHANGE RATES

As at March 31, 2001 the exchange rate between the Canadian dollar and the Australian dollar was approximately A$1.00 = C$0.770 (March 31, 2000: A$1.00 =C$0.889).

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

           UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                              (AS OF JUNE 30, 2000)

     The following unaudited pro forma combined condensed financial information reflects financial information, which gives effect to the exchange of 2,456,832 shares of the Trade Wind Communications Ltd ("TWC") Common Stock for shares of the Common Stock of Flexemessaging.com, Inc. (the "Company"). The share amount was calculated using an exchange ratio of 1.754880714 shares of TWC Common Stock for each share of Company Common Stock which is based on the percentage of ownership held by each shareholder in Trade Wind Group Pty Ltd ("TWG"), the Company's operating subsidiary, as of the record date of October 5, 2000. TWC basically held 86.3% of the Company's outstanding capital stock as of the record date with the remaining shareholders holding 13.7% or as may be otherwise stated, as entitling the holders to that same percentage of assets of the Company. The Company is a holding company with its assets consisting of 100% of the downstream interest in TWG. The pro forma financial information included herein accounts for the transaction using the purchase method of accounting, after giving effect to the pro forma adjustments discussed in the accompanying notes. In the transaction, the Exchange of Company Common Stock by TWC will be accounted for as the purchase of the minority interest using the purchase method of accounting. As a result of the Exchange, an excess of the consideration over the minority interest shareholders' pro rata portion of the Company's net assets of $519,909 will be reflected as goodwill and amortized over ten years at an annual rate of $51,991.

     These pro forma financial statements are based on US GAAP and presented in US dollars, and should be read in connection with, the historical financial statements, and the related notes thereto for TWC and the Company included herein beginning on page 7 and as incorporated herein by reference with regard to the Company. The audited and unaudited consolidated financial statements of TWC contained herein are stated in Australian dollars (the functional currency of TWC) and have been prepared in accordance with generally accepted accounting principles in Canada. The pro forma balance sheet for TWC has been converted to US dollars at $.5995, the closing date as of June 30, 2000, while the pro forma statement of operations has been converted into US dollars at the average rate of $.6280 for the year ended June 30, 2000.

     The combined condensed pro forma balance sheet combines TWC and the Company as of June 30, 2000, as if the Exchange had occurred on June 30, 2000. The pro forma statement of operations combine TWC's and the Company's historical results of operations for the fiscal year ended June 30, 2000, as if the Exchange had occurred on July 1, 1999.

     The pro forma condensed combined statement of operations presented does not include any potential cost savings. The Company believes that it may be able to reduce related costs and office and general expenses as it eliminates overhead. However, the Company cannot give any assurance that it will be successful in effecting any cost savings.

     The pro forma information is unaudited and is not necessarily indicative of the consolidated operating results or financial position that would have occurred if the Exchange had occurred as of the date or during the periods presented nor is it necessarily indicative of future operating results or financial positions for future periods.

TRADE WIND COMMUNICATIONS LIMITED
UNAUDITED PRO FORMA COMBINED BALANCE SHEET
(Expressed in US Dollars)

                                     HISTORICAL TWC   PRO FORMA   NOTE    PROFORMA COMBINED
                                     30 JUNE 2000     ADJUSTMENT          30 JUNE 2000
-------------------------------------------------------------------------------------------
ASSETS                                     $                                   $

CURRENT
     Cash                               1,904,867                           1,904,867
     Receivables                        1,512,566                           1,512,566
     Inventory                            298,702                             298,702
                                    ------------------------------       -------------
                                        3,716,135                           3,716,135
                                    ------------------------------       -------------

CAPITAL ASSETS                            332,265                             332,265
GOODWILL                                        -          519,909 A          519,909
OTHER                                      14,143                              14,143
                                    ------------------------------       -------------
                                          346,408          519,909            866,317
                                    ------------------------------       -------------
                                        4,062,543          519,909          4,582,452

-------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT
     Accounts payable                   2,938,615                           2,938,615
     Deferred Revenue                   1,062,352                           1,062,352
     Current portion of lease
     obligations                           10,859                              10,859
     Income taxes payable                       -                                   -
                                    ------------------------------       -------------
                                        4,011,826                           4,011,826
                                    ------------------------------       -------------

NON CURRENT

     Loan payable                         577,134                             577,134
     Non current portion of lease
     obligations                            9,027                               9,027
     Employee entitlements payable        140,027                             140,027
                                    ------------------------------       -------------
                                          726,188                             726,188
                                    ------------------------------       -------------

TOTAL LIABILITIES                       4,738,014                           4,738,014
                                    ------------------------------       -------------
     Non-controlling Interest                   -                                   -

SHAREHOLDERS' EQUITY
     Common stock                         650,777           24,568 A          675,345
     Additional paid in capital         5,724,992          495,341 A        6,220,333
     Accumulated deficit               (7,051,240)                         (7,051,240)
                                    ------------------------------       -------------
                                         (675,471)         519,909           (155,562)
                                    ------------------------------       -------------

                                        4,062,543                -          4,582,452

-------------------------------------------------------------------------------------------

See notes to unaudited pro forma combined condensed financial statements

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
Year ended June 30, 2000
(Expressed in US Dollars)

                                             NOTE   HISTORICAL TWC   PRO FORMA  PROFORMA COMBINED
                                                     30 JUNE 2000    ADJUSTMENT  30 JUNE 2000
--------------------------------------------------------------------------------------------------
                                                           $                          $
SALES                                                   11,082,636              11,082,636
LESS:
COST OF GOODS SOLD
     Opening inventory                                     730,024                 730,024
     Purchases                                           5,704,776               5,704,776
                                                      --------------         --------------
                                                         6,434,800               6,434,800
     Closing inventory                                    (312,902)               (312,902)
                                                      --------------         --------------
                                                         6,121,898               6,121,898

     Network costs                                         257,803                 257,803
                                                      --------------         --------------
                                                         6,379,701               6,379,701

GROSS PROFIT                                             4,702,935               4,702,935

EXPENSES                                                 5,804,807      51,991   5,856,798
Reorganisation costs                                      (815,713)               (815,713)
                                                      -------------------------------------
LOSS FROM OPERATIONS                                    (1,917,585)             (1,969,576)

Other income/(expense)
     Gain on sale of interest in subsidiary                      -                       -
          Interest paid
               - leases                                     (3,511)                 (3,511)
               - loans - short term                       (110,801)               (110,801)
          Interest received                                 18,090                  18,090
                                                      --------------         --------------

LOSS FOR THE YEAR BEFORE TAX                            (2,013,807)             (2,065,798)

Income tax expense                                               -                       -
                                                      --------------         --------------

NET LOSS AFTER TAX BEFORE NON CONTROLLING INTERESTS     (2,013,807)             (2,065,798)

Non controlling interests in net loss                     (141,833)   (141,833)
                                                      --------------         --------------

NET LOSS                                                (1,871,974)             (2,065,798)

Loss per common share - basic and diluted                    (0.12)                  (0.11)
Weighted average number of common shares outstanding    15,610,622              18,067,454

See notes to unaudited pro forma combined condensed financial statements.

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 1:   BASIS OF PRESENTATION

     The unaudited pro forma combined condensed balance sheet of TWC at June 30, 2000 has been prepared on the assumptions that the acquisition of Flexemessaging.com, Inc. will take place as of June 30, 2000. The unaudited pro forma combined condensed statements of operations for the year ended June 30, 2000 has been prepared as if the acquisitions of Flexemessaging.com, Inc. had been consummated on July 1, 1999. In management's opinion, all material adjustments necessary to reflect the effects of the acquisitions have been made and are factually supportable. The unaudited pro forma financial statements are not necessarily indicative of the financial position of the consolidated company at June 30, 2000, or what the actual results of operation of the consolidated company would have been assuming the acquisition had been completed as of July 1, 1999, nor are they indicative of the financial position or results of operations for future periods. The pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of TWC included herein beginning on page 7 and for Flexemssaging.com, Inc. as incorporated herein by reference. The financial information contained in the pro forma combined financial statements are stated in US dollars and prepared in accordance with generally accepted accounting principals in the US.

NOTE 2:   PRO FORMA ADJUSTMENTS AND ASSUMPTIONS

(a) The purchase price for TWC's pending acquisition of Flexemessaging.com, Inc. was determined by multiplying 2,456,832 shares of TWC's Common Stock issued to Flexemessaging.com, Inc.'s shareholders by the fair market value of A$0.31 per share. The number of shares was determined by multiplying the number of shares in Flexemessaging.com, Inc. not held by TWC by a factor of 1.754880714 as described in the proxy statement, multiplied by $0.19, the market value of the TWC Common Stock (converted into US dollars) on the measurement date of October 6, 2000.

     The purchase price for the completion of the acquisition is summarized below in US dollars after converting the Australian dollars.

---------------------------------------------------------------- ---------------
Purchase Price:
---------------------------------------------------------------- ---------------
Acquisition cost                                                     $460,100
---------------------------------------------------------------- ---------------
Total purchase price                                                 $460,100
---------------------------------------------------------------- ---------------

---------------------------------------------------------------- ---------------
Pro rata share of fair value of net liabilities acquired:
---------------------------------------------------------------- ---------------
Current assets                                                       $506,805
---------------------------------------------------------------- ---------------
Fixed assets                                                          $47,546
---------------------------------------------------------------- ---------------
Liabilities assumed                                                 $(614,160)
---------------------------------------------------------------- ---------------
Pro rata share of fair value of assets acquired                      $(59,809)
---------------------------------------------------------------- ---------------

---------------------------------------------------------------- ---------------
Excess of purchase price over pro rata share of fair value
of assets acquired                                                  $(519,909)
---------------------------------------------------------------- ---------------

---------------------------------------------------------------- ---------------
Payment of purchase price:
---------------------------------------------------------------- ---------------
Common stock issued                                                 $(519,909)
---------------------------------------------------------------- ---------------

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


(b) The pro forma financial statements assume that the goodwill and the intangible assets related to the Flexemessaging.com, Inc. acquisition will be amortized on a straight-line basis over ten years, in accordance with TWC's accounting policy for goodwill. Amortization of goodwill will be included in the general and administrative expenses in the combined company's statement of operations. Goodwill recognized from the Flexemessaging acquisition amounted to $519,909 and will be amortized annually over ten years at $51,991 per year.

(c) The historical pro forma financial statements include an amount relating to non-controlling interest in net loss of $141,833. This relates to the non-controlling interest in Flexemessaging.com, Inc. As a result of the Exchange, the non-controlling interest in Flexemessaging.com, Inc. will cease to exist and has therefore been adjusted accordingly.

           UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                (FOR MARCH 2001)


     The following unaudited pro forma combined condensed financial information reflects financial information, which gives effect to the exchange of 2,456,832 shares of the TWC Common Stock for shares of the Company Common Stock. The share amount was calculated using an exchange ratio of 1.754880714 shares of TWC Common Stock for each share of Company Common Stock which is based on the percentage of ownership held by each shareholder in Trade Wind Group Pty Ltd, the Company's operating subsidiary, as of the record date of October 5, 2000. TWC basically held 86.3% of the Company's outstanding capital stock as of the record date with the remaining shareholders holding 13.7% or as may be otherwise stated, as entitling the holders to that same percentage of assets of the Company. The Company is a holding company with its assets consisting of 100% of the downstream interest in TWG. The pro forma financial information included herein accounts for the transaction using the purchase method of accounting, after giving effect to the pro forma adjustments discussed in the accompanying notes. In the transaction, the Exchange of Company Common Stock by TWC will be accounted for as the purchase of the minority interest using the purchase method of accounting. As a result of the Exchange, an excess of the consideration over the minority interest shareholders' pro rata portion of the Company's net assets of $519,909 will be reflected as goodwill and amortized over ten years at an annual rate of $51,991.

     These pro forma financial statements are based on US GAAP and presented in US dollars, and should be read in connection with, the historical financial statements, and the related notes thereto for TWC included herein beginning on page 7 and for the Company as incorporated herein by reference. The audited and unaudited consolidated financial statements of TWC beginning on 7 are stated in Australian dollars (the functional currency of TWC) and have been prepared in accordance with generally accepted accounting principles in Canada. The pro forma balance sheet for TWC has been converted to US dollars at $.4905, the closing date as of March 31, 2001, while the pro forma statement of operations has been converted into US dollars at the average rate of $.5463 for the nine months ended March 31, 2001.

     The combined condensed pro forma balance sheet combines TWC and the Company as of March 31, 2001, as if the Exchange had occurred on March 31, 2001. The pro forma statement of operations combine TWC's and the Company's historical results of operations for the nine months ended March 31, 2001, as if the Exchange had occurred on July 1, 2000.

     The pro forma condensed combined statement of operations presented does not include any potential cost savings. The Company believes that it may be able to reduce related costs and office and general expenses as it eliminates overhead. However, the Company cannot give any assurance that it will be successful in effecting any cost savings.

     The pro forma information is unaudited and is not necessarily indicative of the consolidated operating results or financial position that would have occurred if the Exchange had occurred as of the date or during the periods presented nor is it necessarily indicative of future operating results or financial positions for future periods.

TRADE WIND COMMUNICATIONS LIMITED
UNAUDITED PRO FORMA COMBINED BALANCE SHEET
(Expressed in US Dollars)

                                    HISTORICAL TWC  PRO FORMA  NOTE    PROFORMA COMBINED
                                    31 MARCH 2001   ADJUSTMENT         31 MARCH 2001
------------------------------------------------------------------------------------------
ASSETS                                    $                                   $

CURRENT
     Cash                               423,978                            423,978
     Receivables                      1,113,755                          1,113,755
     Inventory                          168,968                            168,968
                                  ----------------------------       -------------
                                      1,706,701                          1,706,701
                                  ----------------------------       -------------

CAPITAL ASSETS                          220,091                            220,091
GOODWILL                                      -        519,909  A          519,909
OTHER                                    11,571                             11,571
                                  ----------------------------       -------------
                                        231,662        519,909             751,571
                                  ----------------------------       -------------
                                      1,938,363        519,909           2,458,272

--------------------------------------------------------------       -------------
LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT
     Accounts payable                 1,111,216                          1,111,216
     Deferred Revenue                   153,441                            153,441
     Current portion of lease
     obligations                         16,270                             16,270
     Income taxes payable                     -                                  -
                                  ----------------------------       -------------
                                      1,280,927                          1,280,927
                                  ----------------------------       -------------

NON CURRENT
     Loan payable                       445,789                            445,789
     Employee entitlements payable      106,440                            106,440
                                  ----------------------------       -------------
                                        552,229                            552,229
                                  ----------------------------       -------------

TOTAL LIABILITIES                     1,833,156                          1,833,156
                                  ----------------------------       -------------

SHAREHOLDERS' EQUITY
     Common stock                       532,454         24,568  A          557,022
     Additional paid in capital       4,465,101        495,341  A        4,960,442
     Accumulated deficit             (4,892,348)                        (4,892,348)
                                  ----------------------------       -------------
                                        105,207        519,909             625,116
                                  ----------------------------       -------------

                                      1,968,363              -           2,458,272

------------------------------------------------------------------------------------------

See notes to unaudited pro forma combined condensed financial statements

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
Nine Month Period Ended March 31, 2001
(Expressed in US Dollars)

                                            NOTE     HISTORICAL TWC  PRO FORMA  PROFORMA COMBINED
                                                     31 MARCH 2001  ADJUSTMENT  31 MARCH 2001
--------------------------------------------------------------------------------------------------
                                                           $                          $
SALES                                                    5,443,307               5,443,307
LESS:
COST OF GOODS SOLD
     Opening inventory                                     272,120                 272,120
     Purchases                                           2,226,649               2,226,649
                                                      --------------         --------------
                                                         2,498,769               2,498,769
     Closing inventory                                    (188,173)               (188,173)
                                                      --------------         --------------
                                                         2,310,596               2,310,596

GROSS PROFIT                                             3,132,661               3,132,661

EXPENSES                                                 3,023,551      51,991   3,075,542
                                                      --------------         --------------
PROFIT FROM OPERATIONS                                     109,110                  57,119

Other income/(expense)
     Gain on sale of product line                          896,210                 896,210
          Interest paid
               - loans - short term                        (38,799)                (38,799)
          Interest received                                  9,089                   9,089
                                                      --------------         --------------

PROFIT FOR THE PERIOD BEFORE TAX                           975,610                 923,619

Income tax expense                                               -                       -
                                                      --------------         --------------

NET LOSS AFTER TAX                                         975,610                 923,619

Earnings per common share - basic and diluted                 0.06                    0.05
Weighted average number of common shares outstanding    16,042,951              18,499,783

See notes to unaudited pro forma combined condensed financial statements

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 1:   BASIS OF PRESENTATION

     The unaudited pro forma combined condensed balance sheet of TWC at March 31, 2001 has been prepared on the assumptions that the acquisition of Flexemessaging.com, Inc. will take place as of March 31, 2001. The unaudited pro forma combined condensed statements of operations for the nine months ended March 31, 2001 has been prepared as if the acquisitions of Flexemessaging.com, Inc. had been consummated on July 1, 2000. In management's opinion, all material adjustments necessary to reflect the effects of the acquisitions have been made and are factually supportable. The unaudited pro forma financial statements are not necessarily indicative of the financial position of the consolidated company at March 31, 2001, or what the actual results of operation of the consolidated company would have been assuming the acquisition had been completed as of July 1, 2000, nor are they indicative of the financial position or results of operations for future periods. The pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of TWC included herein beginning on page 7 and for Flexemssaging.com, Inc. as incorporated herein by reference. The financial information contained in the pro forma combined financial statements are stated in US dollars and prepared in accordance with generally accepted accounting principals in the US.

NOTE 2:   PRO FORMA ADJUSTMENTS AND ASSUMPTIONS

(a) The purchase price for TWC's pending acquisition of Flexemessaging.com, Inc. was determined by multiplying 2,456,832 shares of TWC's Common Stock issued to Flexemessaging.com, Inc.'s shareholders by the fair market value of A$0.31 per share. The number of shares was determined by multiplying the number of shares in Flexemessaging.com, Inc. not held by TWC by a factor of 1.754880714 as described in the proxy statement, multiplied by $0.19, the market value of the TWC Common Stock (converted into US dollars) on the measurement date of October 6, 2000.

     The purchase price for the completion of the acquisition is summarized below in US dollars after converting the Australian dollars.

---------------------------------------------------------------- ---------------
Purchase Price:
---------------------------------------------------------------- ---------------
Acquisition cost                                                      $460,100
---------------------------------------------------------------- ---------------
Total purchase price                                                  $460,100
---------------------------------------------------------------- ---------------

---------------------------------------------------------------- ---------------
Pro rata share of fair value of net liabilities acquired:
---------------------------------------------------------------- ---------------
Current assets                                                        $506,805
---------------------------------------------------------------- ---------------
Fixed assets                                                           $47,546
---------------------------------------------------------------- ---------------
Liabilities assumed                                                  $(614,160)
---------------------------------------------------------------- ---------------
Pro rata share of fair value of assets acquired                       $(59,809)
---------------------------------------------------------------- ---------------

---------------------------------------------------------------- ---------------
Excess of purchase price over pro rata share of fair value
of assets acquired                                                   $(519,909)
---------------------------------------------------------------- ---------------

---------------------------------------------------------------- ---------------
Payment of purchase price:
---------------------------------------------------------------- ---------------
Common stock issued                                                  $(519,909)
---------------------------------------------------------------- ---------------

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


(b) The pro forma financial statements assume that the goodwill and the intangible assets related to the Flexemessaging.com, Inc. acquisition will be amortized on a straight-line basis over ten years, in accordance with TWC's accounting policy for goodwill. Amortization of goodwill will be included in the general and administrative expenses in the combined company's statement of operations. Goodwill recognized from the Flexemessaging acquisition amounted to $519,909 and will be amortized annually over ten years at $51,991 per year.